UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2017

Date of reporting period:  October 31, 2017

Item 1. Reports to Stockholders.

Jackson Square All-Cap Growth Fund
IS Class Shares – JSSSX

Jackson Square Global Growth Fund
IS Class Shares – JSPUX
Institutional Class Shares – JSPTX

Jackson Square Large-Cap Growth Fund
IS Class Shares – DPLGX
Institutional Class Shares – JSPIX
Investor Class Shares – JSPJX

Jackson Square Select 20 Growth Fund
IS Class Shares – DPCEX

Jackson Square SMID-Cap Growth Fund
IS Class Shares – DCGTX
Institutional Class Shares – JSMTX
Investor Class Shares – JSMVX

Annual Report
www.jspfunds.com	October 31, 2017

Jackson Square Funds

December, 2017

Dear Shareholders:

Jackson Square Partners, LLC (“Jackson Square”), a U.S. registered investment adviser, is the adviser to the Jackson Square All-Cap Growth Fund, Jackson Square Global Growth Fund, Jackson Square Large-Cap Growth Fund, Jackson Square Select 20 Growth Fund, and Jackson Square SMID-Cap Growth Fund.

Despite positive absolute returns in the equity market over the past several years, Jackson Square believes that a lack of meaningful volatility combined with tepid investor confidence in the fundamental market outlook demonstrates that there are more than just fundamental factors affecting stock prices. Many investors have struggled with accurately predicting the pace of global economic recovery and assessing external factors that threaten economic fundamentals, such as central bank actions and fiscal policy debates across the globe. Nonetheless, absolute equity market returns have been strong since the market bottom in 2009, perhaps driven by asset allocation decision makers seeking the potential for returns in a low interest rate environment. The result has been more of an investor focus on equities as an asset class as opposed to a focus on company-specific fundamentals.

More recently, President Trump’s administration and market reaction reflects growing investor optimism, at least in the short-term, that potential policy shifts could stimulate economic growth. While there are varying degrees of uncertainty to President’s Trump’s unconventional style as a head of state and current questions and investigations surrounding his administration, we are mindful of the potential macroeconomic implications of Trump policy shifts, e.g. economic growth, higher corporate and personal incomes from lower tax rates, etc. We believe it is too early to determine the direction or magnitude of such outcomes but we will closely monitor President Trump’s tenure with a keen eye on the execution of significant policy shifts.

Nonetheless, regardless of policy outcomes, we remain consistent in our long-term investment philosophy:

We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

Jackson Square All-Cap Growth Fund

Jackson Square All-Cap Growth Fund (the “All-Cap Growth Fund”)

For the period November 1, 2016 through October 31, 2017 (the “Period”), the Jackson Square All-Cap Growth Fund IS Class shares returned 20.90%. These figures reflect all distributions reinvested. During the Period, the Fund’s benchmark, the Russell 3000® Growth Index, returned 29.80%. Strong relative performance in the information technology was unable to overcome weak relative performance in the consumer discretionary sector.  On a stock specific level, the following were the most significant contributors and detractors during the period.

PayPal Holdings Inc., an online payments system, was a contributor to performance during the period. PayPal continued to perform with increasing business momentum, experiencing significant growth in both total payment volume and active users. Venmo growth continued to be extraordinary, with $8 billion in transaction volume during 2Q17, up 103% year-over-year. We believe that PayPal’s core payment product can continue to perform as it further expands its reach into physical merchants via Venmo and infrastructure offerings via Braintree.

LendingTree Inc., an online lending exchange, was a contributor to performance during the period. Mortgage products and personal loans both experienced over 20% growth year-over-year. There continued to be an acceleration in MyLendingTree customer signup, resulting in nearly ~6mm users. We believe LendingTree will not only continue to be a leader in online loan referrals, but will also strengthen its business model by successfully diversifying its product offerings.

Zebra Technologies Corp., a company that manufactures and sells marking, tracking and computer printing technologies, was a contributor during the period. Zebra is the leader in Android Mobile Computing, and despite difficulties in brick-and-mortar stores, the company’s products remain vital to retailers executing a complete omni-channel strategy which encompasses both physical retail and online offerings. The company has expanded gross margin and lowered operating expenses, resulting in significant profitability improvements. We continue to believe the acquired technology from the Motorola Solutions enterprise business, the catalyst for our initial investment in the stock, should allow the company to offer a complementary set of enhanced next-generation products to customers as logistics and tracking become ever more important in how businesses function.

TripAdvisor, Inc., a travel website providing travel advice and planning features, was a detractor from performance during the period due to continued struggles monetizing its hotel offerings and underwhelming reviews of its mobile application. In addition, industry dynamics are weighing on the company as a key customer is pulling back on spending. Nonetheless, we believe the company has an undervalued asset of 400mm travelers interested in reviews, hotels, restaurants, and activities that are worth more than recognized at the current depressed valuation.

Pandora Media, an internet radio provider, was a detractor from performance during the period.  There were a series of events, that we believe, were negative and changed our fundamental thesis of the company.  Most notably, SiriusXM buying $480mm of Pandora’s preferred stock, effectively giving them control of the company.  In addition, the company announced that it had sold TicketFly to Eventbrite for less than half of what the company paid for it in 2015, essentially acknowledging its mismanagement of that business.  Given the negative changes and our frustration with management’s inability to prioritize shareholder value, we exited the security in early June.

Element Fleet Management Corporation, the largest North American corporate fleet manager, was a detractor from performance during the period. We believe the company is in the midst of a transition year due to the integration of GE Fleet (now largely complete) and a more gradual ramp of higher-margin, recurring, fee-based fleet management services targeting double-digit organic growth in the medium-term as (i) vehicle manufacturers increasingly build telematics capability standard, (ii) telematics hardware pricing continues to come down, and (iii) “connected car” and telematics increasingly become standards for safety, compliance, and efficiency in fleet management. Separately, the company’s stock plummeted ~40% on the morning of May 31st on rumors of an investor short report on the company. However, it turned out that the short report was on a separate Canadian company in an entirely unrelated sector.  The team took advantage of the market’s confusion and stock price volatility and added to the position.

Jackson Square All-Cap Growth Fund

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of October 31, 2017

	1 year	Since Inception(1)
IS Class	20.90%	15.90%
Russell 3000® Growth Index(2)	29.80%	24.79%

(1)	September 19, 2016.
(2)
The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe.  It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values.

Jackson Square All-Cap Growth Fund

Sector Allocation(1) (Unaudited)
As of October 31, 2017
(% of Net Assets)

Top Ten Equity Holdings(1) (Unaudited)
As of October 31, 2017
(% of net assets)

Microsoft	6.2%
PayPal Holdings	5.9%
Alphabet – Class A & C	3.8%
Biogen	3.6%
FedEx	3.0%
Charles Schwab	2.8%
Symantec	2.6%
Celgene	2.6%
eBay	2.5%
Visa – Class A	2.3%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Jackson Square Global Growth Fund

Jackson Square Global Growth Fund (the “Global Growth Fund”)

For the period November 1, 2016 through October 31, 2017 (the “Period”), the Jackson Square Global Growth Fund IS Class shares returned 28.71%. The Fund’s Institutional shares returned 28.60%. These figures reflect all distributions reinvested. During the Period, the Fund’s benchmark, the MSCI All Country World Index (Net Dividends), returned 23.20%.  Strong relative performance in information technology and consumer staples offset weak relative performance in financials and consumer discretionary. On a stock specific level, the following were the most significant contributors and detractors during the period.

PayPal Holdings Inc., an online payments system, was a contributor to performance during the period. PayPal continued to perform with increasing business momentum, experiencing significant growth in both total payment volume and active users. Venmo growth continued to be extraordinary, with $8 billion in transaction volume during 2Q17, up 103% year-over-year. We believe that PayPal’s core payment product can continue to perform as it further expands its reach into physical merchants via Venmo and infrastructure offerings via Braintree.

Intertek Group PLC, a leading testing, inspection, and certification (TIC) company, was a contributor to performance during the period. The company continued to increase its total market opportunity by morphing into a provider of Total Quality Assurance services across increasingly complex corporate supply chains. We believe Intertek is distinctly positioned to deliver high quality TIC services on a global basis to both multinational and local players. Structurally, Intertek is benefitting from the growth of quality standards rising, driven in part by companies needing to certify products in multiple jurisdictions due to growing demands from corporations, retailers, consumers, and government regulators.

ASML, a leader in photolithography systems for semiconductor manufacturers, was a contributor to performance during the period, with the stock up over 50% this past year. The company has strong market share, economies of scale and robust intellectual property. More specifically, performance was largely driven by momentum in the memory division, as seen in DRAM demand and, to a lesser extent, the logic segment. Extreme Ultraviolet Lithography (EUV) system sales have seen an uptick and the company plans to double its EUV lithography shipments in 2018, thus potentially increasing sales by 25% in the next year. As the leader in lithography, an increasingly key component in chip manufacturing, we believe the company is well-positioned for success.

TripAdvisor, Inc., a travel website providing travel advice and planning features, was a detractor from performance during the period due to continued struggles monetizing its hotel offerings and underwhelming reviews of its mobile application. In addition, industry dynamics are weighing on the company as a key customer is pulling back on spending. Nonetheless, we believe the company has an undervalued asset of 400mm travelers interested in reviews, hotels, restaurants, and activities that are worth more than recognized at the current depressed valuation.

Element Fleet Management Corporation, the largest North American corporate fleet manager, was a detractor from performance during the period. We believe the company is in the midst of a transition year due to the integration of GE Fleet (now largely complete) and a more gradual ramp of higher-margin, recurring, fee-based fleet management services targeting double-digit organic growth in the medium-term as (i) vehicle manufacturers increasingly build telematics capability standard, (ii) telematics hardware pricing continues to come down, and (iii) “connected car” and telematics increasingly become standards for safety, compliance, and efficiency in fleet management. Separately, the company’s stock plummeted ~40% on the morning of May 31st on rumors of an investor short report on the company. However, it turned out that the short report was on a separate Canadian company in an entirely unrelated sector.  The team took advantage of the market’s confusion and stock price volatility and added to the position.

QUALCOMM Incorporated, a leading intellectual property (IP) and fabless semiconductor company, detracted from performance during the period. In recent years, Qualcomm has been repeatedly attacked by various entities across multiple geographies regarding its patent portfolio and its ability to collect royalties on those patents. The stock had recovered in 2016 partly because the market believed most of these challenges were behind the company. However, Apple’s challenge to Qualcomm’s patents, which we believe were intended as a business negotiation tactic over royalty pricing, will continue to weigh on the stock. Given the pattern of routine legal battles, we decided to allocate capital elsewhere.

Jackson Square Global Growth Fund

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of October 31, 2017

	1 year	Since Inception(1)
IS Class	28.71%	23.27%
Institutional Class	28.60%	23.18%
MSCI All Country World Index(2)	23.20%	20.18%

(1)	Inception date of each class was September 19, 2016.
(2)	The MSCI All Country World Index is a free float-adjusted market capitalization weighted index designed to measure equity market performance across developed markets worldwide.

Jackson Square Global Growth Fund

Country Allocation(1) (Unaudited)
As of October 31, 2017
(% of Net Assets)

Top Ten Equity Holdings(1) (Unaudited)
As of October 31, 2017
(% of net assets)

PayPal Holdings	4.7%
Alphabet – Class A & C	3.7%
Samsung Electronics	3.4%
Mastercard – Class A	3.3%
Microsoft	3.2%
Intertek Group	3.1%
Visa – Class A	3.1%
eBay	3.1%
Amadeus IT Group	2.9%
Electronic Arts	2.9%

(1)	Fund holdings and country allocations are subject to change at any time and are not recommendations to buy or sell any security.

Jackson Square Large-Cap Growth Fund

Jackson Square Large-Cap Growth Fund (the “Large-Cap Growth Fund”)

For the period November 1, 2016 through October 31, 2017 (the “Period”), the Jackson Square Large-Cap Growth Fund IS Class shares returned 24.21%. The Fund’s Institutional shares returned 24.08% at net asset value and Investor shares returned 23.74%.  These figures reflect all distributions reinvested. During the Period, the Fund’s benchmark, the Russell 1000® Growth Index, returned 29.71%.  Strong relative performance in information technology and consumer staples was unable to overcome weak relative performance in consumer discretionary, healthcare sectors and industrials. On a stock specific level, the following were the most significant contributors and detractors during the period.

PayPal Holdings Inc., a key supply chain participant in the electronic payments industry, contributed to performance during the period. The company continued to perform with increasing business momentum, experiencing significant growth in both total payment volume and active users. Notwithstanding the impressive stock performance year-to-date, we are excited about PayPal’s future growth prospects. PayPal’s core payment product continued to show significant growth by expanding its reach into physical merchants, via Venmo and PayPal, and by increasing infrastructure offerings to other payment companies, via Braintree.

Celgene Corporation, a biopharmaceutical company focused on treatments for cancer and other severe, immune, inflammatory conditions, was a contributor to performance during the period.  Celgene continued to be a leader in the treatment of blood cancer with a growing pipeline of breast, lung, and pancreatic cancer treatments. We believe that the company is well positioned to continue to benefit from growth prospects driven by additional indications for its drugs, by increased use of existing drugs, and by international growth opportunities.

Take-Two Interactive Software, Inc., a publisher and distributor of video games, was a contributor to performance during the period. Take-Two’s business is transitioning towards a greater mix of games delivered digitally rather than via shrink-wrap disks, which we think should drive higher margins over time. The company is also distinctly advantaged given that they control their own content and are therefore, not subject to high licensing fees. We believe the street and market are underestimating and/or incorrectly modeling (i) unit potential of Red Dead and Grand Theft Auto VI, (ii) monetization potential and stickiness of online recurring consumer spend, and (iii) operating leverage as the company scales revenues and the digital mix grows as a percentage of overall revenue.

TripAdvisor, Inc., a travel website providing travel advice and planning features, was a detractor from performance during the period due to continued struggles monetizing its hotel offerings and underwhelming reviews of its mobile application. In addition, industry dynamics are weighing on the company as a key customer is pulling back on spending. Nonetheless, we believe the company has an undervalued asset of 400mm travelers interested in reviews, hotels, restaurants, and activities that are worth more than recognized at the current depressed valuation.

QUALCOMM Incorporated, a leading intellectual property (IP) and fabless semiconductor company, detracted from performance during the period. In recent years, Qualcomm has been repeatedly attacked by various entities across multiple geographies regarding its patent portfolio and its ability to collect royalties on those patents. The stock had recovered in 2016 partly because the market believed most of these challenges were behind the company. However, Apple’s challenge to Qualcomm’s patents, which we believe were intended as a business negotiation tactic over royalty pricing, will continue to weigh on the stock. Given the pattern of routine legal battles, we decided to allocate capital elsewhere.

Nielsen Holdings PLC, an information, data and measurement company, was a detractor from performance during the period. Negative market sentiment surrounding the consumer packaged goods (CPG) companies, a core customer base for Nielsen, has likely pressured the stock. With CPG companies cutting costs and marketing budgets, Nielsen is likely to be affected. Despite weakness in the CPG segment, we own Nielsen for its core ratings and measurement franchise in both traditional media and internet, both of which we believe are still performing well.

Jackson Square Large-Cap Growth Fund

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of October 31, 2017

	1 year	5 years	10 years	Since Inception(1)
IS Class	24.21%	14.24%	8.02%	8.60%
Institutional Class	24.08%	14.12%	7.91%	8.49%
Investor Class	23.74%	13.84%	7.64%	8.22%
Russell 1000® Growth Index(2)	29.71%	16.83%	9.13%	10.13%

(1)
Period from inception through October 31, 2017.  The IS Class commenced operations on November 1, 2005, and the Institutional Class and Investor Class shares commenced operations on September 19, 2016.  Performance for the Institutional Class and Investor Class prior to period inception of each class is based on the performance of the IS Class shares, adjusted for higher expenses applicable to each class’ shares.

(2)
The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

Jackson Square Large-Cap Growth Fund

Sector Allocation(1) (Unaudited)
As of October 31, 2017
(% of Net Assets)

Top Ten Equity Holdings(1) (Unaudited)
As of October 31, 2017
(% of net assets)

PayPal Holdings	7.7%
Alphabet – Class A & C	6.8%
Microsoft	6.4%
Visa – Class A	6.0%
Mastercard – Class A	5.1%
Crown Castle International – REIT	4.3%
Biogen	3.8%
eBay	3.8%
Quintiles IMS Holdings	3.7%
Facebook – Class A	3.6%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Jackson Square Select 20 Growth Fund

Jackson Square Select 20 Growth Fund (the “Select 20 Growth Fund”)

For the period November 1, 2016 through April 30, 2017 (the “Period”), the Jackson Square Select 20 Growth Fund IS Class shares returned 14.20%. These figures reflect all distributions reinvested. During the Period, the Fund’s benchmark, the Russell 3000® Growth Index, returned 29.80%.  For the Period, the Fund underperformed its benchmark, the Russell 3000 Growth. On a stock specific level, the following were the most significant contributors and detractors during the period.

PayPal Holdings Inc., an online payments system, was a contributor to performance during the period. PayPal continued to perform with increasing business momentum, experiencing significant growth in both total payment volume and active users. Venmo growth continued to be extraordinary, with $8 billion in transaction volume during 2Q17, up 103% year-over-year. We believe that PayPal’s core payment product can continue to perform as it further expands its reach into physical merchants via Venmo and infrastructure offerings via Braintree.

Electronic Arts Inc., a game software developer, publisher and distributer, was a contributor to performance during the period. The company’s fiscal 2017 results beat all expectations, driving the stock to new heights. The company’s internal push to digital delivery of games is resulting in more recurring and high margin revenues, as renewals, upgrades and “micro-purchases” are becoming more user friendly and prevalent. Additionally, the company continued to buy back stock, signaling confidence in the growth of the business. Outside of its core franchise games, we believe the company can also benefit from upcoming new releases. In addition, the shift towards more digital downloads and increased mobile gaming, should drive more stable revenue growth and increase margins.

Microsoft Corporation, a multinational technology company, contributed to performance during the period. While the company may experience weakness in its legacy “Windows” business (as emergence of smartphones and tablets has led to declining PC shipments as well as variability in the IT spending cycle), the company continues to make meaningful progress towards a gradual shift to cloud based technology.  We believe this transition should be beneficial as its software could be better utilized across multiple platforms. Furthermore, this shift to more cloud-based products moves customers from a “seat license” software model to a “subscription” cloud-based model — this should lead to more consistent, stable revenue streams with increased recurring revenues.

TripAdvisor, Inc., a travel website providing travel advice and planning features, was a detractor from performance during the period due to continued struggles monetizing its hotel offerings and underwhelming reviews of its mobile application. In addition, industry dynamics are weighing on the company as a key customer is pulling back on spending. Nonetheless, we believe the company has an undervalued asset of 400mm travelers interested in reviews, hotels, restaurants, and activities that are worth more than recognized at the current depressed valuation.

QUALCOMM Incorporated, a leading intellectual property (IP) and fabless semiconductor company, detracted from performance during the period. In recent years, Qualcomm has been repeatedly attacked by various entities across multiple geographies regarding its patent portfolio and its ability to collect royalties on those patents. The stock had recovered in 2016 partly because the market believed most of these challenges were behind the company. However, Apple’s challenge to Qualcomm’s patents, which we believe were intended as a business negotiation tactic over royalty pricing, will continue to weigh on the stock. Given the pattern of routine legal battles, we decided to allocate capital elsewhere.

Allergan Plc., the global pharmaceutical company, was a detractor from performance during the period. While Botox continued to perform well, the stock has been under pressure due to patent uncertainty of Restasis, a well performing eye drug. Late in the period, the company lost its patent defense, allowing for generics to enter the market as early as 2019. We believe the business model’s dependency on Restasis exclusivity has been overblown; a patent extension, while beneficial, is not material to our view of the company’s long-term intrinsic business value. By considering the company in its entirety, we still believe Allergan’s core legacy business has solid growth potential, driven by the ophthalmology franchise (with or without the Restasis patent) as well as by the broader use of Botox in both cosmetic and in other medical indications.

Jackson Square Select 20 Growth Fund

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of October 31, 2017

	1 year	5 years	10 years	Since Inception(1)
IS Class	14.20%	10.61%	6.99%	2.67%
Russell 3000® Growth Index(2)	29.80%	16.71%	9.06%	3.61%

(1)	March 31, 2000.
(2)
The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe.  It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values.

Jackson Square Select 20 Growth Fund

Sector Allocation(1) (Unaudited)
As of October 31, 2017
(% of Net Assets)

Top Ten Equity Holdings(1) (Unaudited)
As of October 31, 2017
(% of net assets)

Microsoft	8.8%
PayPal Holdings	8.5%
Alphabet – Class A & C	7.9%
Visa – Class A	7.2%
Intercontinental Exchange	5.5%
eBay	5.3%
Symantec	5.2%
Electronic Arts	4.8%
Biogen	4.8%
Liberty Interactive QVC Group – Class A	4.5%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Jackson Square SMID-Cap Growth Fund

Jackson Square SMID-Cap Growth Fund (the “SMID-Cap Growth Fund”)

For the period November 1, 2016 through October 31, 2017 (the “Period”), the Jackson Square SMID-Cap Growth Fund IS Class shares returned 24.59% (the “Period”). The Fund’s Institutional shares returned 24.57% at net asset value and Investor shares returned 24.12% during the same Period. These figures reflect all distributions reinvested. During the Period, the Fund’s benchmark, the Russell 2500® Growth Index, returned 30.07%.  Strong relative performance in financial and industrials was unable to overcome weak relative performance in consumer discretionary and real estate. On a stock specific level, the following were the most significant contributors and detractors during the period.

LendingTree Inc., an online lending exchange, was a contributor to performance during the period. Mortgage products and personal loans both experienced over 20% growth year-over-year. There continued to be an acceleration in MyLendingTree customer signup, resulting in nearly ~6mm users. We believe LendingTree will not only continue to be a leader in online loan referrals, but will also strengthen its business model by successfully diversifying its product offerings.

Zebra Technologies Corp., a company that manufactures and sells marking, tracking and computer printing technologies, was a contributor during the period. Zebra is the leader in Android Mobile Computing, and despite difficulties in brick-and-mortar stores, the company’s products remain vital to retailers executing a complete omni-channel strategy which encompasses both physical retail and online offerings. The company has expanded gross margin and lowered operating expenses, resulting in significant profitability improvements. We continue to believe the acquired technology from the Motorola Solutions enterprise business, the catalyst for our initial investment in the stock, should allow the company to offer a complementary set of enhanced next-generation products to customers as logistics and tracking become ever more important in how businesses function.

ABIOMED, Inc., a leading provider of medical devices that provides circulatory support, was a contributor to performance during the period. The company’s, Impella RP heart pump received FDA approval to treat right-side heart failure, opening up an annual opportunity of 15,000 patients and an addressable market of $375mm revenue per year. A controlled launch is expected to take place in the end of 2018. We believe, the increased usage of the company’s heart pump through additional indications and geographical expansion should further enhance the company’s ability to grow and increase shareholder value.

Liberty TripAdvisor Holdings Inc, a travel website providing travel advice and planning features, was a detractor from performance during the period due to continued struggles monetizing its hotel offerings and underwhelming reviews of its mobile application. In addition, industry dynamics are weighing on the company as a key customer is pulling back on spending. Nonetheless, we believe the company has an undervalued asset of 400mm travelers interested in reviews, hotels, restaurants, and activities that are worth more than recognized at the current depressed valuation.

Shutterstock, Inc., a stock photography and editing tools provider, was a detractor from performance during the period. The company reported disappointing earnings, citing a mix shift towards lower average selling price packages in the core ecommerce business and the ongoing technology re-platforming transition costs. Despite near-term margin pressure, Shutterstock provides an alternative to the historically expensive and complex content providers with their simple and affordable model which we believe positions them well to gain considerable market share over the long-term.

Sally Beauty Holdings, an international specialty retailer and distributor of professional beauty supplies, was a detractor from performance during the period.  Like other retailers, the company has been penalized as part of a sector wide sell-off that affected those with exposure to U.S. malls and shopping centers. In addition, Sally Beauty is also being negatively impacted by the secular trend of consumers shifting their buying away from big box retailers like Target and towards more online shopping.  Historically, Sally Beauty stores have been located adjacent to big box retailers and have benefitted from the spillover foot traffic that these destination retailers have helped to drive into their stores.  Given the overwhelming secular trend of consumers continuing to increasingly shop online and away from physical retailers, we exited our position in Sally Beauty.

Jackson Square SMID-Cap Growth Fund

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Returns as of October 31, 2017

	1 year	5 years	10 years	Since Inception(1)
IS Class	24.59%	15.23%	11.79%	11.00%
Institutional Class	24.57%	15.14%	11.69%	10.90%
Investor Class	24.12%	14.83%	11.41%	10.61%
Russell 2500® Growth Index(2)	30.07%	15.50%	8.56%	9.73%

(1)
Period from Fund inception through October 31, 2017.  The IS Class commenced operations on December 1, 2003, the Institutional Class commenced operations on September 16, 2016, and the Investor Class commenced operations on September 19, 2016.  Performance of the Institutional Class and Investor Class prior to inception of each class is based on the performance of the IS Class, adjusted for the higher expenses applicable to each class’ shares.

(2)
The Russell 2500® Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe.  It includes those Russell 2500® companies with higher price-to-book ratios and higher forecasted growth values.

Jackson Square SMID-Cap Growth Fund

Sector Allocation(1) (Unaudited)
As of October 31 2017
(% of Net Assets)

Top Ten Equity Holdings(1) (Unaudited)
As of October 31, 2017
(% of net assets)

Bio-Techne	5.0%
LendingTree	4.9%
Blackbaud	4.9%
Logitech International	4.9%
Equity Commonwealth – REIT	4.7%
ABIOMED	4.4%
Dunkin’ Brands Group	4.2%
Yelp	4.0%
j2 Global	3.8%
Paycom Software	3.6%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Jackson Square Funds

Expense Examples (Unaudited)
October 31, 2017

As a shareholder of a Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 – October 31, 2017).

ACTUAL EXPENSES
For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. Therefore, the second line of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, In addition, if transactional costs were included, your costs may have been higher.

All-Cap Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(5/1/2017)	(10/31/2017)	(5/1/2017 to 10/31/2017)
IS Class Actual(2)	$1,000.00	$1,112.80	$4.79
IS Class Hypothetical
(5% return before expenses)	$1,000.00	$1,020.67	$4.58

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.90% for the IS Class, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended October 31, 2017 of 11.28% for the IS Class, respectively.

Jackson Square Funds

Expense Examples (Unaudited) – Continued
October 31, 2017

Global Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(5/1/2017)	(10/31/2017)	(5/1/2017 to 10/31/2017)
IS Class Actual(2)	$1,000.00	$1,156.70	$5.71
IS Class Hypothetical
(5% return before expenses)	$1,000.00	$1,019.91	$5.35
Institutional Class Actual(2)	$1,000.00	$1,156.30	$5.92
Institutional Class Hypothetical
(5% return before expenses)	$1,000.00	$1,019.71	$5.55

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.05% and 1.09% for the IS Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended October 31, 2017 of 15.67% and 15.63% for the IS Class and Institutional Class, respectively.

Large-Cap Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(3)
	(5/1/2017)	(10/31/2017)	(5/1/2017 to 10/31/2017)
IS Class Actual(4)	$1,000.00	$1,143.00	$3.46
IS Class Hypothetical
(5% return before expenses)	$1,000.00	$1,021.98	$3.26
Institutional Class Actual(4)	$1,000.00	$1,142.20	$3.67
Institutional Class Hypothetical
(5% return before expenses)	$1,000.00	$1,021.78	$3.47
Investor Class Actual(4)	$1,000.00	$1,140.80	$5.02
Investor Class Hypothetical
(5% return before expenses)	$1,000.00	$1,020.52	$4.74

(3)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.64%, 0.68% and 0.93% for the IS Class, Institutional Class and Investor Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(4)	Based on the actual returns for the six-month period ended October 31, 2017 of 14.30%, 14.22% and 14.08% for the IS Class, Institutional Class and Investor Class, respectively.

Jackson Square Funds

Expense Examples (Unaudited) – Continued
October 31, 2017

Select 20 Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(5/1/2017)	(10/31/2017)	(5/1/2017 to 10/31/2017)
IS Class Actual(2)	$1,000.00	$1,068.50	$4.54
IS Class Hypothetical
(5% return before expenses)	$1,000.00	$1,020.82	$4.43

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.87% for the IS Class, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended October 31, 2017 of 6.85% for the IS Class, respectively.

SMID-Cap Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(3)
	(5/1/2017)	(10/31/2017)	(5/1/2017 to 10/31/2017)
IS Class Actual(4)	$1,000.00	$1,105.50	$4.62
IS Class Hypothetical
(5% return before expenses)	$1,000.00	$1,020.82	$4.43
Institutional Class Actual(4)	$1,000.00	$1,105.00	$4.99
Institutional Class Hypothetical
(5% return before expenses)	$1,000.00	$1,020.47	$4.79
Investor Class Actual(4)	$1,000.00	$1,103.60	$6.47
Investor Class Hypothetical
(5% return before expenses)	$1,000.00	$1,019.06	$6.21

(3)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.87%, 0.94% and 1.22% for the IS Class, Institutional Class and Investor Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(4)	Based on the actual returns for the six-month period ended October 31, 2017 of 10.55%, 10.50% and 10.36% for the IS Class, Institutional Class and Investor Class, respectively.

Jackson Square All-Cap Growth Fund

Schedule of Investments
October 31, 2017

Description	Shares	Value
COMMON STOCKS – 89.0%

Consumer Discretionary – 13.4%
Cars.com*	848	$20,199
Dollar General	490	39,612
Domino’s Pizza	212	38,796
Dunkin’ Brands Group	798	47,138
eBay*	3,393	127,712
Liberty Global – Series C* (a)	1,801	53,832
Liberty Interactive QVC Group – Class A*	3,969	90,176
Liberty TripAdvisor Holdings – Series A*	7,992	86,314
Naspers – Class N (a)	115	28,018
Nielsen Holdings	822	30,471
Pandora Media*	482	3,523
Quotient Technology*	581	9,093
Shutterstock*	250	9,747
Smiles Fidelidade (a)	145	3,744
Start Today (a)	863	23,637
TripAdvisor*	1,734	65,025
Zalando* (a)	53	2,668
		679,705
Energy – 0.6%
Centennial Resource Development – Class A*	292	5,673
Kinder Morgan	1,434	25,970
		31,643
Financial Services – 24.9%
Affiliated Managers Group	307	57,256
Charles Schwab	3,143	140,932
CME Group	667	91,492
Crown Castle International – REIT	843	90,268
Element Fleet Management (a)	9,461	72,895
Equinix – REIT	67	31,055
Equity Commonwealth – REIT*	1,857	55,803
Intercontinental Exchange	904	59,754
LendingClub*	3,218	18,310
LendingTree*	223	59,775
Mastercard – Class A	650	96,701
Outfront Media – REIT	1,629	38,200
PayPal Holdings*	4,157	301,632
Visa – Class A	1,060	116,579
WisdomTree Investments	2,944	32,649
		1,263,301

See Notes to the Financial Statements

Jackson Square All-Cap Growth Fund

Schedule of Investments – Continued
October 31, 2017

Description	Shares	Value
COMMON STOCKS – 89.0% (Continued)

Health Care – 15.6%
ABIOMED*	170	$32,796
Allergan	323	57,245
athenahealth*	307	39,259
Biogen*	592	184,503
Bioverativ*	1,004	56,726
Celgene*	1,286	129,848
DENTSPLY SIRONA	1,563	95,452
Evolent Health – Class A*	490	7,963
Illumina*	258	52,939
Quintiles IMS Holdings*	840	90,804
UnitedHealth Group	200	42,044
		789,579
Producer Durables – 4.7%
Expeditors International of Washington	428	24,987
Experian (a)	275	5,794
FedEx	681	153,777
Novus Holdings (a)	6	3
Zebra Technologies – Class A*	448	51,963
		236,524
Technology – 28.6%#
Alibaba Group Holding – ADR*	27	4,992
Alphabet – Class A*	100	103,304
Alphabet – Class C*	88	89,464
ASML Holding (a)	168	30,312
ASML Holding – ADR	87	15,725
Baidu – ADR*	115	28,053
CarGurus*	958	31,231
Electronic Arts*	671	80,252
Facebook – Class A*	445	80,127
IHS Markit*	666	28,378
Intuit	102	15,404
IPG Photonics*	179	38,111
Logitech International (a)	1,357	48,526
MercadoLibre	25	6,008
Micro Focus International (a)	526	18,475
Microsoft	3,750	311,925
NVIDIA	253	52,323
Paycom Software*	79	6,494

See Notes to the Financial Statements

Jackson Square All-Cap Growth Fund

Schedule of Investments – Continued
October 31, 2017

Description	Shares	Value
COMMON STOCKS – 89.0% (Continued)

Technology – 28.6%# (Continued)
Samsung Electronics (a)	3	$7,395
Samsung Electronics – GDR	40	49,163
Scout24 (a)	1,470	58,927
Symantec	4,007	130,228
Take-Two Interactive Software*	654	72,365
Tencent Holdings (a)	433	19,461
Ubiquiti Networks*	412	25,618
Wix.com*	817	57,027
Yelp*	907	42,375
		1,451,663
Utilities – 1.2%
j2 Global	819	60,721
TOTAL COMMON STOCKS
(Cost $3,770,340)		4,513,136

SHORT-TERM INVESTMENTS – 1.6%
Fidelity Institutional Government Portfolio – Class I, 0.92%^	41,425	41,425
Morgan Stanley Institutional Liquidity Fund – Treasury Portfolio –
Institutional Class, 0.93%^	41,424	41,424
TOTAL SHORT-TERM INVESTMENTS
(Cost $82,849)		82,849
Total Investments – 90.6%
(Cost $3,853,189)		4,595,985
Other Assets and Liabilities, Net – 9.4%		474,011
Total Net Assets – 100.0%		$5,069,996

*	Non-income producing security.
#	As of October 31, 2017, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks. See Note 10 in Notes to the Financial Statements.
(a)	Foreign security.
^	The rate shown is the annualized seven day effective yield as of October 31, 2017.
REIT – Real Estate Investment Trust
ADR – American Depositary Receipt
GDR – Global Depositary Receipt

See Notes to the Financial Statements

Jackson Square Global Growth Fund

Schedule of Investments
October 31, 2017

Description	Shares	Value
COMMON STOCKS – 97.9%

Brazil – 2.3%
MercadoLibre	541	$130,008
Smiles Fidelidade	3,235	83,523
		213,531
Canada – 2.2%
Element Fleet Management	26,334	202,899

China/Hong Kong – 7.1%
Alibaba Group Holding – ADR*	1,073	198,387
Baidu – ADR*	1,066	260,040
Tencent Holdings	4,287	192,680
		651,107
Denmark – 2.5%
DSV	3,028	234,143

Germany – 4.1%
Scout24	5,969	239,277
Zalando*	2,753	138,589
		377,866
Japan – 3.8%
MonotaRO	3,818	105,139
Start Today	8,862	242,727
		347,866
Netherlands – 2.8%
ASML Holding	1,439	259,638

South Korea – 3.4%
Samsung Electronics	127	313,069

Spain – 5.2%
Amadeus IT Group	3,985	270,378
Grifols	6,515	203,886
		474,264
United Kingdom – 14.0%
Experian	11,474	241,737
IHS Markit*	4,667	198,861
InterContinental Hotels Group	3,456	191,466
Intertek Group	3,994	287,731
Liberty Global – Series C*	5,218	155,966
Micro Focus International	5,894	207,023
		1,282,784

See Notes to the Financial Statements

Jackson Square Global Growth Fund

Schedule of Investments – Continued
October 31, 2017

Description	Shares	Value
COMMON STOCKS – 97.9% (Continued)

United States – 50.5%
Alphabet – Class A*	163	$168,386
Alphabet – Class C*	166	168,762
Biogen*	827	257,743
Celgene*	1,909	192,752
CME Group	1,690	231,817
eBay*	7,548	284,107
Electronic Arts*	2,250	269,100
Facebook – Class A*	1,189	214,091
FedEx	1,060	239,358
Illumina*	607	124,550
Intercontinental Exchange	3,967	262,219
IPG Photonics*	1,086	231,220
Mastercard – Class A	2,021	300,664
Microsoft	3,583	298,034
Nielsen Holdings	3,830	141,978
PayPal Holdings*	5,968	433,038
Symantec	5,895	191,587
TripAdvisor*	3,316	124,350
UnitedHealth Group	1,036	217,788
Visa – Class A	2,595	285,398
		4,636,942
TOTAL COMMON STOCKS
(Cost $7,235,867)		8,994,109

RIGHTS – 0.0%

China/Hong Kong – 0.0%
China Literature	3	—
TOTAL RIGHTS
(Cost $0)		—

See Notes to the Financial Statements

Jackson Square Global Growth Fund

Schedule of Investments – Continued
October 31, 2017

Description	Shares	Value
SHORT-TERM INVESTMENTS – 2.4%
Fidelity Institutional Government Portfolio – Class I, 0.92%^	110,382	$110,382
Morgan Stanley Institutional Liquidity Fund – Treasury Portfolio –
Institutional Class, 0.93%^	110,382	110,382
TOTAL SHORT-TERM INVESTMENTS
(Cost $220,764)		220,764
Total Investments – 100.3%
(Cost $7,456,631)		9,214,873
Other Assets and Liabilities, Net – (0.3)%		(29,669)
Total Net Assets – 100.0%		$9,185,204

*	Non-income producing security.
^	The rate shown is the annualized seven day effective yield as of October 31, 2017.
ADR – American Depositary Receipt

At October 31, 2017, the sector diversification for the Fund was as follows:

% of
Sector	Net Assets
Technology#	41.5%
Financial Services	18.7%
Consumer Discretionary	16.0%
Producer Durables	10.9%
Health Care	10.8%
Short-Term Investments	2.4%
Other Assets and Liabilities, Net	(0.3)%
Total	100.0%

#	As of October 31, 2017, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks. See Note 10 in Notes to the Financial Statements.

See Notes to the Financial Statements

Jackson Square Large-Cap Growth Fund

Schedule of Investments
October 31, 2017

Description	Shares	Value
COMMON STOCKS – 99.4%

Consumer Discretionary – 15.3%
Dollar General	40,251	$3,253,891
eBay*	155,205	5,841,916
Liberty Global – Series A* (a)	34,402	1,061,302
Liberty Global – Series C* (a)	127,528	3,811,812
Liberty Interactive QVC Group – Class A*	178,253	4,049,908
Nielsen Holdings	73,189	2,713,116
TripAdvisor*	82,525	3,094,687
		23,826,632
Financial Services – 34.3%#
Charles Schwab	108,309	4,856,576
CME Group	25,351	3,477,397
Crown Castle International – REIT	62,476	6,689,930
Equinix – REIT	7,356	3,409,506
Intercontinental Exchange	82,552	5,456,687
Mastercard – Class A	53,848	8,010,967
PayPal Holdings*	166,297	12,066,510
Visa – Class A	85,506	9,403,950
		53,371,523
Health Care – 17.0%
Allergan	15,500	2,747,065
Biogen*	19,159	5,971,094
Celgene*	55,951	5,649,373
DENTSPLY SIRONA	73,634	4,496,828
Illumina*	9,128	1,872,974
Quintiles IMS Holdings*	53,157	5,746,272
		26,483,606
Producer Durables – 3.5%
FedEx	24,095	5,440,892

Technology – 29.3%#
Alphabet – Class A*	5,867	6,060,846
Alphabet – Class C*	4,399	4,472,199
ASML Holding – ADR	20,433	3,693,265
Electronic Arts*	37,001	4,425,320
Facebook – Class A*	31,492	5,670,449
Microsoft	118,988	9,897,422
NVIDIA	12,336	2,551,208

See Notes to the Financial Statements

Jackson Square Large-Cap Growth Fund

Schedule of Investments – Continued
October 31, 2017

Description	Shares	Value
COMMON STOCKS – 99.4% (Continued)

Technology – 29.3%# (Continued)
Symantec	146,668	$4,766,710
Take-Two Interactive Software*	36,861	4,078,670
		45,616,089
TOTAL COMMON STOCKS
(Cost $117,942,751)		154,738,742

SHORT-TERM INVESTMENTS – 0.6%
Fidelity Institutional Government Portfolio – Class I, 0.92%^	511,642	511,642
Morgan Stanley Institutional Liquidity Fund – Treasury Portfolio –
Institutional Class, 0.93%^	511,642	511,642
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,023,284)		1,023,284
Total Investments – 100.0%
(Cost $118,966,035)		155,762,026
Other Assets and Liabilities, Net – (0.0)%		(56,034)
Total Net Assets – 100.0%		$155,705,992

*	Non-income producing security.
#	As of October 31, 2017, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks. See Note 10 in Notes to the Financial Statements.
(a)	Foreign security.
^	The rate shown is the annualized seven day effective yield as of October 31, 2017.
REIT – Real Estate Investment Trust
ADR – American Depositary Receipt

See Notes to the Financial Statements

Jackson Square Select 20 Growth Fund

Schedule of Investments
October 31, 2017

Description	Shares	Value
COMMON STOCKS – 99.3%

Consumer Discretionary – 17.9%
eBay*	48,131	$1,811,651
Liberty Global – Series C* (a)	50,621	1,513,062
Liberty Interactive QVC Group – Class A*	67,557	1,534,895
TripAdvisor*	32,730	1,227,375
		6,086,983
Financial Services – 31.3%#
Charles Schwab	19,010	852,408
Element Fleet Management (a)	149,041	1,148,335
Equity Commonwealth – REIT*	48,829	1,467,312
Intercontinental Exchange	28,214	1,864,945
PayPal Holdings*	40,146	2,912,994
Visa – Class A	22,201	2,441,666
		10,687,660
Health Care – 19.2%
Allergan	5,726	1,014,819
Biogen*	5,201	1,620,944
Bioverativ*	23,931	1,352,102
Celgene*	14,218	1,435,591
DENTSPLY SIRONA	18,358	1,121,123
		6,544,579
Producer Durables – 4.2%
FedEx	6,326	1,428,474

Technology – 26.7%#
Alphabet – Class A*	1,294	1,336,754
Alphabet – Class C*	1,320	1,341,965
Electronic Arts*	13,752	1,644,739
Microsoft	35,996	2,994,147
Symantec	54,512	1,771,640
		9,089,245
TOTAL COMMON STOCKS
(Cost $22,017,975)		33,836,941

See Notes to the Financial Statements

Jackson Square Select 20 Growth Fund

Schedule of Investments – Continued
October 31, 2017

Description	Shares	Value
SHORT-TERM INVESTMENTS – 0.8%
Fidelity Institutional Government Portfolio – Class I, 0.92%^	142,719	$142,719
Morgan Stanley Institutional Liquidity Fund – Treasury Portfolio –
Institutional Class, 0.93%^	142,718	142,718
TOTAL SHORT-TERM INVESTMENTS
(Cost $285,437)		285,437
Total Investments – 100.1%
(Cost $22,303,412)		34,122,378
Other Assets and Liabilities, Net – (0.1)%		(40,310)
Total Net Assets – 100.0%		$34,082,068

*	Non-income producing security.
#	As of October 31, 2017, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks. See Note 10 in Notes to the Financial Statements.
(a)	Foreign security.
^	The rate shown is the annualized seven day effective yield as of October 31, 2017.
REIT – Real Estate Investment Trust

See Notes to the Financial Statements

Jackson Square SMID-Cap Growth Fund

Schedule of Investments
October 31, 2017

Description	Shares	Value
COMMON STOCKS – 94.3%

Consumer Discretionary – 11.6%
Cars.com*	345,147	$ 8,221,401
Dunkin’ Brands Group	269,564	15,923,145
Liberty TripAdvisor Holdings – Series A*	834,301	9,010,451
Shutterstock*	273,138	10,649,651
		43,804,648
Energy – 2.0%
Core Laboratories	76,728	7,665,127

Financial Services – 25.6%#
Affiliated Managers Group	71,248	13,287,752
Element Fleet Management (a)	1,188,880	9,160,117
Equity Commonwealth – REIT*	597,868	17,965,933
LendingClub*	1,550,457	8,822,100
LendingTree*	69,472	18,621,970
MSCI	105,402	12,369,979
Outfront Media – REIT	491,812	11,532,991
WisdomTree Investments	467,064	5,179,740
		96,940,582
Health Care – 14.9%
ABIOMED*	86,608	16,708,415
athenahealth*	79,677	10,189,095
Bio-Techne	143,244	18,767,829
Bioverativ*	192,921	10,900,037
		56,565,376
Producer Durables – 9.6%
Expeditors International of Washington	160,957	9,396,669
Graco	102,244	13,474,737
Zebra Technologies – Class A*	117,501	13,628,941
		36,500,347
Technology – 26.7%#
Arista Networks*	44,205	8,836,138
Blackbaud	183,188	18,556,944
Logitech International (a)	516,266	18,461,348
Paycom Software*	167,130	13,738,086
Ubiquiti Networks*	208,613	12,971,556
VeriFone Systems*	267,781	5,109,262

See Notes to the Financial Statements

Jackson Square SMID-Cap Growth Fund

Schedule of Investments – Continued
October 31, 2017

Description	Shares	Value
COMMON STOCKS – 94.3% (Continued)

Technology – 26.7%# (Continued)
Wix.com*	118,620	$8,279,676
Yelp*	322,445	15,064,630
		101,017,640
Utilities – 3.9%
j2 Global	196,021	14,532,997
TOTAL COMMON STOCKS
(Cost $293,152,367)		357,026,717

SHORT-TERM INVESTMENTS – 5.6%
Fidelity Institutional Government Portfolio – Class I, 0.92%^	10,694,275	10,694,275
Morgan Stanley Institutional Liquidity Fund – Treasury Portfolio –
Institutional Class, 0.93%^	10,694,275	10,694,275
TOTAL SHORT-TERM INVESTMENTS
(Cost $21,388,550)		21,388,550
Total Investments – 99.9%
(Cost $314,540,917)		378,415,267
Other Assets and Liabilities, Net – 0.1%		340,189
Total Net Assets – 100.0%		$378,755,456

*	Non-income producing security.
#	As of October 31, 2017, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks. See Note 10 in Notes to the Financial Statements.
(a)	Foreign security.
^	The rate shown is the annualized seven day effective yield as of October 31, 2017.
REIT – Real Estate Investment Trust

See Notes to the Financial Statements

Jackson Square Funds

Statements of Assets and Liabilities
October 31, 2017

	All-Cap	Global	Large-Cap
	Growth Fund	Growth Fund	Growth Fund
ASSETS
Investment securities:
At cost	$3,853,189	$7,456,631	$118,966,035
At value	$4,595,985	$9,214,873	$155,762,026
Dividends & interest receivable	781	2,836	42,660
Receivable for capital shares sold	500,000	—	—
Prepaid expenses & other assets	1,355	1,855	26,781
Total Assets	5,098,121	9,219,564	155,831,467
LIABILITIES
Payable to Adviser	497	2,364	60,036
Payable for fund administration & accounting fees	2,477	3,321	23,256
Payable for compliance fees	68	124	2,545
Payable for transfer agent fees & expenses	3,502	6,070	11,902
Payable for custody fees	2,801	2,705	3,600
Payable for trustee fees	787	836	612
Accrued distribution and/or shareholder service fees	—	42	267
Accrued expenses	17,993	18,898	23,257
Total Liabilities	28,125	34,360	125,475
NET ASSETS	$5,069,996	$9,185,204	$155,705,992
COMPOSITION OF NET ASSETS
Portfolio capital	$4,341,602	$7,244,745	$102,917,133
Accumulated undistributed net investment income (loss)	(11,601)	—	281,951
Accumulated undistributed net realized gain (loss) on investments	(2,793)	182,206	15,710,917
Net unrealized appreciation of investments and translations of foreign currency	742,788	1,758,253	36,795,991
Total net assets	$5,069,996	$9,185,204	$155,705,992

IS Class Shares:
Net Assets	$5,069,996	$9,121,109	$155,474,477
Shares issued and outstanding(1)	239,003	401,279	10,513,959
Net asset value, offering price, and redemption price per share	$21.21	$22.73	$14.79

Institutional Class Shares:
Net Assets	—	$64,095	$179,281
Shares issued and outstanding(1)	—	2,822	12,128
Net asset value, offering price, and redemption price per share	—	$22.71	$14.78

Investor Class Shares:
Net Assets	—	—	$52,234
Shares issued and outstanding(1)	—	—	3,541
Net asset value, offering price, and redemption price per share	—	—	$14.75

(1)	Unlimited shares authorized without par value

See Notes to the Financial Statements

Jackson Square Funds

Statements of Assets and Liabilities – Continued
October 31, 2017

	Select 20	SMID-Cap
	Growth Fund	Growth Fund
ASSETS
Investment securities:
At cost	$22,303,412	$314,540,917
At value	$34,122,378	$378,415,267
Receivable for investment securities sold	—	266,036
Dividends & interest receivable	2,537	199,909
Receivable for capital shares sold	—	226,325
Prepaid expenses & other assets	8,155	25,786
Total Assets	34,133,070	379,133,323
LIABILITIES
Payable for capital shares redeemed	—	40,647
Payable to Adviser	17,610	215,250
Payable for fund administration & accounting fees	5,148	44,498
Payable for compliance fees	476	4,794
Payable for transfer agent fees & expenses	4,599	14,502
Payable for custody fees	2,394	5,503
Payable for trustee fees	643	911
Accrued distribution and/or shareholder service fees	—	7,545
Accrued expenses	20,132	44,217
Total Liabilities	51,002	377,867
NET ASSETS	$34,082,068	$378,755,456
COMPOSITION OF NET ASSETS
Portfolio capital	$12,060,455	$313,816,681
Accumulated undistributed net investment loss	(143,596)	(80,521)
Accumulated undistributed net realized gain on investments	10,346,240	1,147,771
Net unrealized appreciation of investments and translations of foreign currency	11,818,969	63,871,525
Total net assets	$34,082,068	$378,755,456

IS Class Shares:
Net Assets	$34,082,068	$162,033,411
Shares issued and outstanding(1)	4,369,919	7,580,758
Net asset value, offering price, and redemption price per share	$7.80	$21.37

Institutional Class Shares:
Net Assets	—	$211,787,175
Shares issued and outstanding(1)	—	9,910,525
Net asset value, offering price, and redemption price per share	—	$21.37

Investor Class Shares:
Net Assets	—	$4,934,870
Shares issued and outstanding(1)	—	231,641
Net asset value, offering price, and redemption price per share	—	$21.30

(1)	Unlimited shares authorized without par value

See Notes to the Financial Statements

Jackson Square Funds

Statements of Operations
For the Year Ended October 31, 2017

	All-Cap	Global	Large-Cap
	Growth Fund	Growth Fund	Growth Fund
INVESTMENT INCOME:
Interest income	$864	$1,520	$11,038
Dividend income	31,910	69,034	1,599,571
Less: Foreign taxes withheld	(831)	(3,939)	(3,733)
Total investment income	31,943	66,615	1,606,876

EXPENSES:
Investment advisory fees (See Note 4)	25,829	57,429	947,687
Custody fees (See Note 4)	20,852	22,237	36,181
Transfer agent fees & expenses (See Note 4)	18,542	34,305	76,700
Audit & tax fees	15,994	16,491	19,146
Other expenses	10,414	10,478	9,470
Trustee fees	8,977	9,031	9,369
Fund administration & accounting fees (See Note 4)	8,657	13,599	133,198
Legal fees	4,501	4,501	5,915
Federal & state registration fees	2,257	3,162	51,552
Compliance fees (See Note 4)	365	651	16,022
Postage & printing fees	—	—	3,046
Distribution and/or shareholder service fees (See Note 5)
Institutional Class	—	37	91
Investor Class	—	—	150
Total expenses	116,388	171,921	1,308,527
Less: reimbursement/waiver from Adviser (See Note 4)	(80,625)	(96,508)	(205,262)
Total net expenses	35,763	75,413	1,103,265
NET INVESTMENT INCOME (LOSS)	(3,820)	(8,798)	503,611

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND TRANSLATIONS OF FOREIGN CURRENCY
Net realized gain (loss) on investments,
including foreign currency gain (loss)	(8,731)	193,383	20,077,849
Net change in unrealized appreciation of
investments and translations of foreign currency	790,777	1,811,497	16,182,381
Net realized and unrealized gain on investments	782,046	2,004,880	36,260,230

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$778,226	$1,996,082	$36,763,841

See Notes to the Financial Statements

Jackson Square Funds

Statements of Operations – Continued
For the Year Ended October 31, 2017

	Select 20	SMID-Cap
	Growth Fund	Growth Fund
INVESTMENT INCOME:
Interest income	$8,041	$91,094
Dividend income	574,700	2,598,537
Less: Foreign taxes withheld	(3,717)	(91,853)
Total investment income	579,024	2,597,778

EXPENSES:
Investment advisory fees (See Note 4)	428,283	2,014,714
Fund administration & accounting fees (See Note 4)	47,597	203,635
Transfer agent fees & expenses (See Note 4)	28,876	85,907
Audit & tax fees	19,146	19,146
Custody fees (See Note 4)	15,588	42,707
Federal & state registration fees	14,519	84,042
Trustee fees	8,993	9,711
Other expenses	8,042	9,410
Compliance fees (See Note 4)	6,289	24,679
Legal fees	5,617	5,737
Postage & printing fees	1,593	10,308
Distribution and/or shareholder service fees (See Note 5)
Institutional Class	—	84,950
Investor Class	—	6,130
Total expenses before interest expense	584,543	2,601,076
Interest expense (See Note 9)	66	—
Less: Net reimbursement/waiver from Adviser (See Note 4)	(11,303)	(172,928)
Total net expenses	573,306	2,428,148
NET INVESTMENT INCOME	5,718	169,630

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND TRANSLATIONS OF FOREIGN CURRENCY
Net realized gain on investments,
including foreign currency gain	15,936,338	2,088,632
Net change in unrealized appreciation (depreciation) of
investments and translations of foreign currency	(7,945,158)	55,928,314
Net realized and unrealized gain on investments	7,991,180	58,016,946

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,996,898	$58,186,576

See Notes to the Financial Statements

Jackson Square All-Cap Growth Fund

Statements of Changes in Net Assets

	For the	For the Period
	Year Ended	Inception(1) Through
	October 31, 2017	October 31, 2016
OPERATIONS:
Net investment loss	$(3,820)	$(1,019)
Net realized gain (loss) on investments, including foreign currency gain (loss)	(8,731)	437
Net change in unrealized appreciation (depreciation)
on investments and translations of foreign currency	790,777	(47,989)
Net increase (decrease) in net assets resulting from operations	778,226	(48,571)

CAPITAL SHARE TRANSACTIONS:
IS Class:
Proceeds from shares sold	1,755,983	2,730,025
Proceeds from reinvestment of distributions	853	—
Payments for shares redeemed	(145,259)	—
Increase in net assets resulting from IS Class transactions	1,611,577	2,730,025
Net increase in net assets resulting from capital share transactions	1,611,577	2,730,025

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
IS Class	(1,261)	—
From net realized gains:
IS Class	—	—
Total distributions to shareholders	(1,261)	—
TOTAL INCREASE IN NET ASSETS	2,388,542	2,681,454

NET ASSETS:
Beginning of period	2,681,454	—
End of period*	$5,069,996	$2,681,454

* Includes accumulated undistributed net investment loss of	$(11,601)	$(502)

(1)	Inception date of the Fund was September 19, 2016.

See Notes to the Financial Statements

Jackson Square Global Growth Fund

Statements of Changes in Net Assets

	For the	For the Period
	Year Ended	Inception(1) Through
	October 31, 2017	October 31, 2016
OPERATIONS:
Net investment loss	$(8,798)	$(1,920)
Net realized gain (loss) on investments, including foreign currency gain (loss)	193,383	(292)
Net change in unrealized appreciation (depreciation)
on investments and translations of foreign currency	1,811,497	(53,244)
Net increase (decrease) in net assets resulting from operations	1,996,082	(55,456)

CAPITAL SHARE TRANSACTIONS:
IS Class:
Proceeds from shares sold	3,748,277	3,570,025
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	(124,724)	—
Increase in net assets resulting from IS Class transactions	3,623,553	3,570,025
Institutional Class:
Proceeds from shares sold	1,000	50,000
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	—	—
Increase in net assets resulting from Institutional Class transactions	1,000	50,000
Net increase in net assets resulting from capital share transactions	3,624,553	3,620,025

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
IS Class	—	—
Institutional Class	—	—
From net realized gains:
IS Class	—	—
Institutional Class	—	—
Total distributions to shareholders	—	—
TOTAL INCREASE IN NET ASSETS	5,620,635	3,564,569

NET ASSETS:
Beginning of period	3,564,569	—
End of period*	$9,185,204	$3,564,569

* Includes accumulated undistributed net investment loss of	$—	$(2,197)

(1)	Inception date of the Fund was September 19, 2016.

See Notes to the Financial Statements

Jackson Square Large-Cap Growth Fund

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	October 31, 2017	October 31, 2016
OPERATIONS:
Net investment income	$503,611	$1,011,252
Net realized gain on investments	20,077,849	31,268,802
Net change in unrealized appreciation on investments	16,182,381	(40,869,486)
Net increase (decrease) in net assets resulting from operations	36,763,841	(8,589,432)

CAPITAL SHARE TRANSACTIONS:
IS Class:
Proceeds from shares sold	12,885,069	14,597,028
Proceeds from reinvestment of distributions	23,373,323	42,907,289
Payments for redemption-in-kind	—	(21,029,785)
Payments for shares redeemed	(83,471,569)	(104,385,878)
Decrease in net assets resulting from IS Class transactions	(47,213,177)	(67,911,346)
Institutional Class(1):
Proceeds from shares sold	101,000	50,000
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	—	—
Increase in net assets resulting from Institutional Class transactions	101,000	50,000
Investor Class(1):
Proceeds from shares sold	—	50,000
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	—	—
Increase in net assets resulting from Investor Class transactions	—	50,000
Net decrease in net assets resulting from capital share transactions	(47,112,177)	(67,811,346)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
IS Class	(534,927)	(2,030,228)
Institutional Class(1)	(132)	—
Investor Class(1)	(99)	—
From net realized gains:
IS Class	(25,078,001)	(43,398,450)
Institutional Class(1)	(6,820)	—
Investor Class(1)	(6,820)	—
Total distributions to shareholders	(25,626,799)	(45,428,678)
TOTAL DECREASE IN NET ASSETS	(35,975,135)	(121,829,456)

NET ASSETS:
Beginning of year	191,681,127	313,510,583
End of year*	$155,705,992	$191,681,127

* Includes accumulated undistributed net investment income of	$281,951	$313,498

(1)	Inception date of the Institutional Class and Investor Class was September 19, 2016.

See Notes to the Financial Statements

Jackson Square Select 20 Growth Fund

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	October 31, 2017	October 31, 2016
OPERATIONS:
Net investment income	$5,718	$30,861
Net realized gain (loss) on investments, including foreign currency gain (loss)	15,936,338	(656,532)
Net change in unrealized appreciation (depreciation)
on investments and translations of foreign currency	(7,945,158)	(5,612,377)
Net increase (decrease) in net assets resulting from operations	7,996,898	(6,238,048)

CAPITAL SHARE TRANSACTIONS:
IS Class:
Proceeds from shares sold	4,196,994	820,027
Proceeds from reinvestment of distributions	—	15,555,486
Payments for shares redeemed	(58,053,067)	(7,183,467)
Increase (Decrease) in net assets resulting from IS Class transactions	(53,856,073)	9,192,046
Net increase (decrease) in net assets resulting from capital share transactions	(53,856,073)	9,192,046

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
IS Class	—	(73,016)
From net realized gains:
IS Class	—	(16,564,266)
Total distributions to shareholders	—	(16,637,282)
TOTAL DECREASE IN NET ASSETS	(45,859,175)	(13,683,284)

NET ASSETS:
Beginning of year	79,941,243	93,624,527
End of year*	$34,082,068	$79,941,243

* Includes accumulated undistributed net investment loss of	$(143,596)	$(166,428)

See Notes to the Financial Statements

Jackson Square SMID-Cap Growth Fund

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	October 31, 2017	October 31, 2016
OPERATIONS:
Net investment income	$169,630	$158,062
Net realized gain on investments, including foreign currency gain	2,088,632	4,003,315
Net change in unrealized appreciation (depreciation)
on investments and translations of foreign currency	55,928,314	(3,689,921)
Net increase in net assets resulting from operations	58,186,576	471,456

CAPITAL SHARE TRANSACTIONS:
IS Class:
Proceeds from shares sold	79,125,821	24,285,986
Proceeds from reinvestment of distributions	417,244	6,427,965
Payments for shares redeemed	(13,599,714)	(5,506,868)
Increase in net assets resulting from IS Class transactions	65,943,351	25,207,083
Institutional Class(1):
Proceeds from shares sold	103,234,289	37,837,385
Proceeds from acquisition	—	57,237,009
Proceeds from reinvestment of distributions	525,410	—
Payments for shares redeemed	(12,213,631)	(5,861,076)
Increase in net assets resulting from Institutional Class transactions	91,546,068	89,213,318
Investor Class(2):
Proceeds from shares sold	5,017,368	50,000
Proceeds from reinvestment of distributions	537	—
Payments for shares redeemed	(518,931)	—
Increase in net assets resulting from Investor Class transactions	4,498,974	50,000
Net increase in net assets resulting from capital share transactions	161,988,393	114,470,401

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
IS Class	(110,594)	(133,280)
Institutional Class(1)	(128,571)	—
Investor Class(2)	(99)	—
From net realized gains:
IS Class	(323,218)	(6,705,384)
Institutional Class(1)	(402,496)	—
Investor Class(2)	(438)	—
Total distributions to shareholders	(965,416)	(6,838,664)
TOTAL INCREASE IN NET ASSETS	219,209,553	108,103,193

NET ASSETS:
Beginning of year	159,545,903	51,442,710
End of year*	$378,755,456	$159,545,903

* Includes accumulated undistributed net investment income (loss) of	$(80,521)	$21,525

(1)	Inception date of the Institutional Class was September 16, 2016.
(2)	Inception date of the Investor Class was September 19, 2016.

See Notes to the Financial Statements

Jackson Square All-Cap Growth Fund

Financial Highlights

For a Fund share outstanding throughout the periods.

IS Class
		For the Period
	Year Ended	Inception(1) Through
	October 31, 2017	October 31, 2016
Per Share Data

Net asset value, beginning of period	$17.55	$18.00

Investment operations:
Net investment loss(2)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	3.69	(0.44)
Total from investment operations	3.67	(0.45)

Less distributions from:
Net investment income	(0.01)	—
Net realized gains	—	—
Total distributions	(0.01)	—
Net asset value, end of period	$21.21	$17.55

Total Return(3)	20.90%	-2.50%

Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$5,070	$2,681

Ratio of expenses to average net assets:
Before expense reimbursement/waiver(4)	2.93%	18.59%
After expense reimbursement/waiver(4)	0.90%	0.90%

Ratio of net investment loss to average net assets:
After expense reimbursement/waiver(4)	(0.10)%	(0.50)%

Portfolio Turnover(3)	60%	3%

(1)	Inception date of the IS Class was September 19, 2016.
(2)	Per share amounts calculated using the average shares method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See Notes to the Financial Statements

Jackson Square Global Growth Fund

Financial Highlights

For a Fund share outstanding throughout the periods.

IS Class
		For the Period
	Year Ended	Inception(1) Through
	October 31, 2017	October 31, 2016
Per Share Data

Net asset value, beginning of period	$17.66	$18.00

Investment operations:
Net investment loss(2)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	5.09	(0.33)
Total from investment operations	5.07	(0.34)

Less distributions from:
Net investment income	—	—
Net realized gains	—	—
Total distributions	—	—
Net asset value, end of period	$22.73	$17.66

Total Return(3)	28.71%	-1.89%

Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$9,121	$3,516

Ratio of expenses to average net assets:
Before expense reimbursement/waiver(4)	2.39%	14.49%
After expense reimbursement/waiver(4)	1.05%	1.05%

Ratio of net investment loss to average net assets:
After expense reimbursement/waiver(4)	(0.12)%	(0.62)%

Portfolio Turnover(3)(5)	37%	3%

(1)	Inception date of the IS Class was September 19, 2016.
(2)	Per share amounts calculated using the average shares method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Portfolio turnover disclosed is for the Fund as a whole.

See Notes to the Financial Statements

Jackson Square Global Growth Fund

Financial Highlights

For a Fund share outstanding throughout the periods.

Institutional Class
		For the Period
	Year Ended	Inception(1) Through
	October 31, 2017	October 31, 2016
Per Share Data

Net asset value, beginning of period	$17.66	$18.00

Investment operations:
Net investment loss(2)	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments	5.09	(0.32)
Total from investment operations	5.05	(0.34)

Less distributions from:
Net investment income	—	—
Net realized gains	—	—
Total distributions	—	—
Net asset value, end of period	$22.71	$17.66

Total Return(3)	28.60%	-1.89%

Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$64	$49

Ratio of expenses to average net assets:
Before expense reimbursement/waiver(4)	2.59%	14.61%
After expense reimbursement/waiver(4)	1.12%	1.15%

Ratio of net investment loss to average net assets:
After expense reimbursement/waiver(4)	(0.19)%	(0.72)%

Portfolio Turnover(3)(5)	37%	3%

(1)	Inception date of the Institutional Class was September 19, 2016.
(2)	Per share amounts calculated using the average shares method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Portfolio turnover disclosed is for the Fund as a whole.

See Notes to the Financial Statements

Jackson Square Large-Cap Growth Fund

Financial Highlights

For a Fund share outstanding throughout the years.

IS Class
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Per Share Data

Net asset value, beginning of year	$13.89	$16.79		$17.04	$14.60	$11.47

Investment operations:
Net investment income(1)	0.04	0.05		0.11	0.11	0.06
Net realized and unrealized
gain (loss) on investments	2.83	(0.51)		1.19	2.38	3.12
Total from investment operations	2.87	(0.46)		1.30	2.49	3.18

Less distributions from:
Net investment income	(0.04)	(0.11)		(0.11)	(0.05)	(0.05)
Net realized gains	(1.93)	(2.33)		(1.44)	—	—
Total distributions	(1.97)	(2.44)		(1.55)	(0.05)	(0.05)
Net asset value, end of year	$14.79	$13.89		$16.79	$17.04	$14.60

Total Return	24.21%	-3.20%		8.06%	17.10%	27.86%

Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$155,475	$191,583		$313,511	$277,322	$254,958

Ratio of expenses to average net assets:
Before expense waiver	0.76%	0.65%		0.64%	0.64%	0.65%
After expense waiver	0.64%	0.64%		0.64%	0.64%	0.65%

Ratio of net investment income
to average net assets:
After expense waiver	0.29%	0.36%		0.67%	0.69%	0.48%

Portfolio Turnover(3)	25%	27	%(2)	49%	30%	38%

(1)	Per share amounts calculated using the average shares method.
(2)	Excludes value of Fund securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares.
(3)	Portfolio turnover disclosed is for the Fund as a whole.

See Notes to the Financial Statements

Jackson Square Large-Cap Growth Fund

Financial Highlights

For a Fund share outstanding throughout the periods.

Institutional Class
		For the Period
	Year Ended	Inception(1) Through
	October 31, 2017	October 31, 2016
Per Share Data

Net asset value, beginning of period	$13.89	$14.12

Investment operations:
Net investment income (loss)(2)	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	2.83	(0.22)
Total from investment operations	2.86	(0.23)

Less distributions from:
Net investment income	(0.04)	—
Net realized gains	(1.93)	—
Total distributions	(1.97)	—
Net asset value, end of period	$14.78	$13.89

Total Return(3)	24.08%	-1.63%

Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$179	$49

Ratio of expenses to average net assets:
Before expense waiver(4)	0.82%	0.83%
After expense waiver(4)	0.70%	0.74%

Ratio of net investment income (loss) to average net assets:
After expense waiver(4)	0.23%	(0.60)%

Portfolio Turnover(3)(6)	25%	27	%(5)

(1)	Inception date of the Institutional Class was September 19, 2016.
(2)	Per share amounts calculated using the average shares method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Excludes value of Fund securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares.
(6)	Portfolio turnover disclosed is for the Fund as a whole.

See Notes to the Financial Statements

Jackson Square Large-Cap Growth Fund

Financial Highlights

For a Fund share outstanding throughout the periods.

Investor Class
		For the Period
	Year Ended	Inception(1) Through
	October 31, 2017	October 31, 2016
Per Share Data

Net asset value, beginning of period	$13.89	$14.12

Investment operations:
Net investment loss(2)	— (3)	(0.01)
Net realized and unrealized gain (loss) on investments	2.82	(0.22)
Total from investment operations	2.82	(0.23)

Less distributions from:
Net investment income	(0.03)	—
Net realized gains	(1.93)	—
Total distributions	(1.96)	—
Net asset value, end of period	$14.75	$13.89

Total Return(4)	23.74%	-1.63%

Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$52	$49

Ratio of expenses to average net assets:
Before expense waiver(5)	1.08%	1.08%
After expense waiver(5)	0.96%	0.99%

Ratio of net investment loss to average net assets:
After expense waiver(5)	(0.03)%	(0.84)%

Portfolio Turnover(4)(7)	25%	27	%(6)

(1)	Inception date of the Investor Class was September 19, 2016.
(2)	Per share amounts calculated using the average shares method.
(3)	Amount is less than $0.01 per share.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Excludes value of Fund securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares.
(7)	Portfolio turnover disclosed is for the Fund as a whole.

See Notes to the Financial Statements

Jackson Square Select 20 Growth Fund

Financial Highlights

For a Fund share outstanding throughout the years.

IS Class
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Per Share Data

Net asset value, beginning of year	$6.83	$8.95	$11.05	$9.68	$8.14

Investment operations:
Net investment income(1)	— (2)	— (2)	— (2)	0.01	0.02
Net realized and unrealized
gain (loss) on investments	0.97	(0.52)	0.98	1.51	1.66
Total from investment operations	0.97	(0.52)	0.98	1.52	1.68

Less distributions from:
Net investment income	—	(0.01)	(0.01)	(0.01)	(0.01)
Net realized gains	—	(1.59)	(3.07)	(0.14)	(0.13)
Total distributions	—	(1.60)	(3.08)	(0.15)	(0.14)
Net asset value, end of year	$7.80	$6.83	$8.95	$11.05	$9.68

Total Return	14.20%	-6.54%	10.60%	15.92%	21.00%

Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$34,082	$79,941	$93,625	$90,354	$188,082

Ratio of expenses to average net assets:
Before expense waiver	0.89%	0.90%	0.89%	0.87%	0.85%
After expense waiver	0.87%	0.89%	0.89%	0.87%	0.85%

Ratio of net investment income
to average net assets:
After expense waiver	0.01%	0.04%	0.00%	0.06%	0.20%

Portfolio Turnover	40%	22%	31%	21%	46%

(1)	Per share amounts calculated using the average shares method.
(2)	Amount is less than $0.01 per share.

See Notes to the Financial Statements

Jackson Square SMID-Cap Growth Fund

Financial Highlights

For a Fund share outstanding throughout the years.

IS Class
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Per Share Data

Net asset value, beginning of year	$17.24	$18.44	$21.85	$20.72	$15.50

Investment operations:
Net investment income (loss)(1)	0.02	0.05	0.07	(0.01)	(0.01)
Net realized and unrealized
gain on investments	4.20	0.91	1.49	1.15	5.45
Total from investment operations	4.22	0.96	1.56	1.14	5.44

Less distributions from:
Net investment income	(0.02)	(0.04)	(0.08)	(0.01)	—
Net realized gains	(0.07)	(2.12)	(4.89)	—	(0.22)
Total distributions	(0.09)	(2.16)	(4.97)	(0.01)	(0.22)
Net asset value, end of year	$21.37	$17.24	$18.44	$21.85	$20.72

Total Return	24.59%	5.27%	8.30%	5.51%	35.56%

Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$162,033	$72,224	$51,443	$43,281	$89,434

Ratio of expenses to average net assets:
Before expense waiver	0.93%	0.91%	0.92%	0.91%	0.89%
After expense waiver	0.87%	0.90%	0.92%	0.90%	0.89%

Ratio of net investment income (loss)
to average net assets:
After expense waiver	0.10%	0.27%	0.38%	(0.05)%	(0.03)%

Portfolio Turnover(2)	23%	20%	21%	40%	26%

(1)	Per share amounts calculated using the average shares method.
(2)	Portfolio turnover disclosed is for the Fund as a whole.

See Notes to the Financial Statements

Jackson Square SMID-Cap Growth Fund

Financial Highlights

For a Fund share outstanding throughout the periods.

Institutional Class
		For the Period
	Year Ended	Inception(1) Through
	October 31, 2017	October 31, 2016
Per Share Data

Net asset value, beginning of period	$17.24	$17.82

Investment operations:
Net investment income(2)	0.01	—	(3)
Net realized and unrealized gain (loss) on investments	4.21	(0.58	)(4)
Total from investment operations	4.22	(0.58)

Less distributions from:
Net investment income	(0.02)	—
Net realized gains	(0.07)	—
Total distributions	(0.09)	—
Net asset value, end of period	$21.37	$17.24

Total Return(5)	24.57%	-3.25%

Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$211,787	$87,274

Ratio of expenses to average net assets:
Before expense waiver(6)	0.99%	1.00%
After expense waiver(6)	0.92%	0.97%

Ratio of net investment income to average net assets:
After expense waiver(6)	0.04%	0.05%

Portfolio Turnover(5)(7)	23%	20%

(1)	Inception date of the Institutional Class was September 16, 2016.
(2)	Per share amounts calculated using the average shares method.
(3)	Amount is less than $0.01 per share.
(4)
Net realized and unrealized loss per share in this caption is a balancing amount necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain on the Statement of Operations due to share transactions for the period.

(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)	Portfolio turnover disclosed is for the Fund as a whole.

See Notes to the Financial Statements

Jackson Square SMID-Cap Growth Fund

Financial Highlights

For a Fund share outstanding throughout the periods.

Investor Class
		For the Period
	Year Ended	Inception(1) Through
	October 31, 2017	October 31, 2016
Per Share Data

Net asset value, beginning of period	$17.23	$17.84

Investment operations:
Net investment loss(2)	(0.05)	—	(3)
Net realized and unrealized gain (loss) on investments	4.21	(0.61	)(4)
Total from investment operations	4.16	(0.61)

Less distributions from:
Net investment income	(0.02)	—
Net realized gains	(0.07)	—
Total distributions	(0.09)	—
Net asset value, end of period	$21.30	$17.23

Total Return(5)	24.12%	-3.42%

Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$4,935	$48

Ratio of expenses to average net assets:
Before expense waiver(6)	1.29%	1.25%
After expense waiver(6)	1.22%	1.22%

Ratio of net investment loss to average net assets:
After expense waiver(6)	(0.25)%	(0.20)%

Portfolio Turnover(5)(7)	23%	20%

(1)	Inception date of the Investor Class was September 19, 2016.
(2)	Per share amounts calculated using the average shares method.
(3)	Amount is less than $0.01 per share.
(4)
Net realized and unrealized loss per share in this caption is a balancing amount necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain on the Statement of Operations due to share transactions for the period.

(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)	Portfolio turnover disclosed is for the Fund as a whole.

See Notes to the Financial Statements

Jackson Square Funds

Notes to the Financial Statements
October 31, 2017

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Jackson Square All-Cap Growth Fund (“All-Cap Growth Fund”), Jackson Square Global Growth Fund (“Global Growth Fund”), Jackson Square Large-Cap Growth Fund (“Large-Cap Growth Fund”), Jackson Square Select 20 Growth Fund (“Select 20 Growth Fund”), and Jackson Square SMID-Cap Growth Fund (“SMID-Cap Growth Fund”) (each a “Fund” and collectively, the “Funds”) are investment companies and therefore follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The All-Cap Growth Fund is a diversified series with its own investment objectives and policies within the Trust.  The Global Growth Fund, Large-Cap Growth Fund, Select 20 Growth Fund, and SMID-Cap Growth Fund are each a non-diversified series with their own investment objectives and policies within the Trust. The investment objective of each Fund is long-term capital appreciation. The inception date of the All-Cap Growth Fund and Global Growth Fund was September 19, 2016.  The inception date of the Large-Cap Growth Fund was November 1, 2005, the inception date of the Select 20 Growth Fund was March 31, 2000, and the inception date of the SMID-Cap Growth Fund was December 1, 2003. The Large-Cap Growth Fund and SMID-Cap Growth Fund currently offer three shares of classes, the IS Class, the Institutional Class, and the Investor Class. Each class of shares has identical rights and privileges except with respect to shareholder servicing fees, 12b-1 fees, and voting rights on matters affecting a single share class. The Global Growth Fund currently offers two classes of shares, the IS Class and the Institutional Class.  Each class of shares has identical rights and privileges except with respect to the shareholder servicing fees and voting rights on matters affecting a single share class.  The All-Cap Growth Fund and Select 20 Growth Fund currently offer only IS Class shares.  Institutional Class shares are subject to a maximum 0.10% shareholder servicing fee.  Investor Class shares are subject to a 0.25% Rule 12b-1 distribution and servicing fee and a maximum 0.10% shareholder servicing fee. The Funds may issue an unlimited number of shares of beneficial interest with no par value.

On September 16, 2016, as the result of a tax-free reorganization, The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio and The Select 20 Portfolio (collectively the “Predecessor Funds”), each a series of the Delaware Pooled Trust, a registered open-end management investment company, were transferred into the Trust. The plan of reorganization was approved by the shareholders of the Predecessor Funds on September 12, 2016. Effective on that date, the Predecessor Funds were renamed the Jackson Square Large-Cap Growth Fund, the Jackson Square SMID-Cap Growth Fund, and the Jackson Square Select 20 Growth Fund, respectively, and all of their shares were exchanged for IS Class shares on a pro rata basis. The Predecessor Funds were deemed to be the accounting survivors for financial reporting purposes and as a result, the financial statements and financial highlights of Large-Cap Growth Fund, SMID-Cap Growth Fund, and Select 20 Growth Fund reflect the operation of the Predecessor Funds for the periods prior to the reorganization date.

As a tax-free reorganization, any unrealized appreciation or depreciation on the securities on the date of reorganization was treated as a non-taxable event, thus the cost basis of the securities held reflect their historical cost basis as of the date of reorganization. Immediately prior to the reorganization, the net assets, fair value of investments, and net unrealized appreciation of the Predecessor Funds were as follows:

Jackson Square Funds

Notes to the Financial Statements – Continued
October 31, 2017

		Fair Value of	Net Unrealized
Fund	Net Assets	Investments	Appreciation
Predecessor Large-Cap Growth Fund	$251,980,460	$249,542,216	$41,148,682
Predecessor Select 20 Growth Fund	80,324,897	78,298,768	20,620,882
Predecessor SMID-Cap Growth Fund	67,174,695	62,380,430	12,996,069

At the date of reorganization, fund shares outstanding totaled 17,824,507, 11,628,840, and 3,769,412 for the Predecessor Large-Cap Growth Fund, Predecessor Select 20 Growth Fund, and Predecessor SMID-Cap Growth Fund, respectively.

In connection with the reorganization, the net assets of the original Jackson Square SMID-Cap Growth Fund (the “Acquired Fund”) were acquired by SMID-Cap Growth Fund as of the close of business September 16, 2016. The Acquired Fund commenced operations May 2, 2016. The purpose of the transaction was to combine two funds managed by Jackson Square Partners, LLC (“the Adviser”) with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of all Institutional Class shares of the Acquired Fund for Institutional Class shares of SMID-Cap Growth Fund. For financial reporting purposes, SMID-Cap Growth Fund is deemed to be the accounting survivor and as a result, the financial statements and financial highlights do not reflect the operations of the Acquired Fund. The assets received and shares issued by the SMID-Cap Growth Fund were recorded at fair value; and, the cost basis of the investments received from the Acquired Fund were carried forward to align ongoing reporting of the SMID-Cap Growth Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Information with respect to the net assets and other relevant operating data for the Acquired Fund on the merger date are included below:

Acquired Fund
Net assets	$58,896,292
Shares outstanding	3,181,329
Net asset value	$18.51
Investments at fair value	$58,806,547
Unrealized appreciation	$1,659,283
Undistributed net investment income	$10,791
Accumulated net realized gain	$6,893
Tax capital loss carryforward	—

Acquiring Fund
Net assets immediately prior to merger	$67,174,695
Net assets immediately after merger	$126,070,987
Fund shares issued in exchange for Acquired Fund	3,304,326
Exchange rate for shares issued	1.038662252

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Jackson Square Funds

Notes to the Financial Statements – Continued
October 31, 2017

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Funds comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no cost to the Funds. Therefore, no federal income or excise tax provision is required. As of and during the year ended October 31, 2017, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended October 31, 2017, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations.  As of and during the year ended October 31, 2017, the Funds did not incur any interest or penalties.  The Funds are not subject to examination by U.S. tax authorities for tax years prior to the period ended October 31, 2014.

Security Transactions, Income and Distributions – The Funds follow industry practice and record security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.

The Funds distribute substantially all net investment income and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.

Reclassification of Capital Accounts – GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. These reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Funds. For the year ended October 31, 2017, the following reclassifications were made:

	Accumulated	Accumulated
	Undistributed Net	Undistributed Net	Portfolio
Fund	Investment Income (Loss)	Realized Gain (Loss)	Capital
All-Cap Growth Fund	(6,018)	6,018	—
Global Growth Fund	10,995	(11,162)	167
Large-Cap Growth Fund	—	(3,733,343)	3,733,343
Select 20 Growth Fund	17,114	(4,487,235)	4,470,121
SMID-Cap Growth Fund	(32,412)	(45,522)	77,934

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Funds do not isolate that portion of the results of operations resulting

Jackson Square Funds

Notes to the Financial Statements – Continued
October 31, 2017

from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and translations of foreign currency.  The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Shareholder servicing fees are expensed at an annual rate up to 0.10% of Institutional Class and Investor Class shares and 12b-1 fees are expensed at annual rate of 0.25% of average daily net assets of Investor Class shares (See Note 5). Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  Each Fund’s investments are carried at fair value.

Jackson Square Funds

Notes to the Financial Statements – Continued
October 31, 2017

Equity Securities – Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Funds’ NAV is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Funds will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Funds’ NAV in advance of the time the NAV is calculated. All foreign securities, with the exception of Canadian securities and those listed on a U.S. exchange, have an adjustment applied to their trade price and therefore are automatically deemed to belong in Level 2 of the fair value hierarchy.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their NAV per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following tables are a summary of the inputs used to value each Fund’s securities as of October 31, 2017:

All-Cap Growth Fund	Level 1	Level 2		Level 3	Total
Common Stocks	$4,220,757	$292,379		$—	$4,513,136
Short-Term Investments	82,849	—		—	82,849
Total Investments in Securities	$4,303,606	$292,379		$—	$4,595,985

Global Growth Fund	Level 1	Level 2		Level 3	Total
Common Stocks	$5,866,626	$3,127,483		$—	$8,994,109
Rights	—	—	*	—	—
Short-Term Investments	220,764	—		—	220,764
Total Investments in Securities	$6,087,390	$3,127,483		$—	$9,214,873

*  Amount is less than $0.50.

Jackson Square Funds

Notes to the Financial Statements – Continued
October 31, 2017

Large-Cap Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$154,738,742	$—	$—	$154,738,742
Short-Term Investments	1,023,284	—	—	1,023,284
Total Investments in Securities	$155,762,026	$—	$—	$155,762,026

Select 20 Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$33,836,941	$—	$—	$33,836,941
Short-Term Investments	285,437	—	—	285,437
Total Investments in Securities	$34,122,378	$—	$—	$34,122,378

SMID-Cap Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$338,565,369	$18,461,348	$—	$357,026,717
Short-Term Investments	21,388,550	—	—	21,388,550
Total Investments in Securities	$359,953,919	$18,461,348	$—	$378,415,267

Transfers between Levels are recognized at the end of the reporting period. During the year ended October 31, 2017, the All-Cap Growth Fund transferred six securities with a total value of $159,013, the Global Growth Fund transferred ten securities with a total value of $2,113,610, and the SMID-Cap Growth Fund transferred one security with a total value of $18,461,348 out of Level 1 and into Level 2 due to the use of international fair value pricing. The Funds did not invest in any Level 3 investments during the period. Refer to the Schedules of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Funds.  For its services, the Funds pay the Adviser a monthly management fee based upon the average daily net assets of the Funds at the following annual rates:

Fund
All-Cap Growth Fund	0.65%
Global Growth Fund	0.80%
Large-Cap Growth Fund	0.55%
Select 20 Growth Fund	0.65%
SMID-Cap Growth Fund	0.75%

The Funds’ Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Funds for their expenses to ensure that total annual operating expenses (excluding Rule 12b-1 fees, shareholder servicing fees, acquired fund fees and expenses, brokerage commissions, leverage, interest, taxes, and extraordinary expenses) do not exceed the following rates (based upon the average daily net assets of the Funds):

Fund
All-Cap Growth Fund	0.90%
Global Growth Fund	1.05%
Large-Cap Growth Fund	0.64%
Select 20 Growth Fund	0.87%
SMID-Cap Growth Fund	0.87%

Jackson Square Funds

Notes to the Financial Statements – Continued
October 31, 2017

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver occurred. With respect to the SMID-Cap Growth Fund, fees waived by the Adviser from May 2, 2016 through September 16, 2016 may be recouped for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred. The Operating Expense Limitation Agreement is indefinite, but cannot be terminated within two years after the effective date of the Funds’ prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or the Adviser, with the consent of the Board. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Fund	10/31/2019	10/31/2020
All-Cap Growth Fund	$36,041	$80,625
Global Growth Fund	41,347	96,508
Large-Cap Growth Fund	23,827	205,262
Select 20 Growth Fund	2,736	11,510
SMID-Cap Growth Fund	88,039	172,928

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Funds.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Funds.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums.  Fees paid by the Funds for administration and fund accounting, transfer agency, custody and compliance services for the year ended October 31, 2017, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust was an interested person of the Distributor until resigning from the Distributor’s Board on September 21, 2017.

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Large-Cap Growth Fund and SMID-Cap Growth Fund have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the Funds to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. For the year ended October 31, 2017, the Large-Cap Growth Fund and SMID-Cap Growth Fund incurred expenses of $118 and $4,378, respectively, pursuant to the Plan.

Jackson Square Funds

Notes to the Financial Statements – Continued
October 31, 2017

The Global Growth Fund, Large-Cap Growth Fund, and SMID-Cap Growth Fund have entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Funds may pay servicing fees at an annual rate of up to 0.10% of the average daily net assets of the Institutional Class and Investor Class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Funds. The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request. For the year ended October 31, 2017, the Global Growth Fund, Large-Cap Growth Fund, and SMID-Cap Growth Fund incurred shareholder servicing fees of $37, $91, and $84,950, respectively in the Institutional share class. The Large-Cap Growth Fund and SMID-Cap Growth Fund also incurred additional shareholder service fees of $32 and $1,751, respectively, in the Investor share class.

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds were as follows:

	All-Cap Growth Fund		Global Growth Fund
		For the Period		For the Period
	Year Ended	Inception(1) Through	Year Ended	Inception(1) Through
	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016
IS Class:
Shares sold	93,890	152,781	208,036	199,061
Shares issued in reinvestment
of distributions	48	—	—	—
Shares redeemed	(7,716)	—	(5,818)	—
Net increase	86,222	152,781	202,218	199,061
Institutional Class:
Shares sold	—	—	44	2,778
Shares issued in reinvestment
of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Net increase	—	—	44	2,778
Net increase in capital shares	86,222	152,781	202,262	201,839

(1)	Inception date of the Fund was September 19, 2016.

Jackson Square Funds

Notes to the Financial Statements – Continued
October 31, 2017

	Large-Cap Growth Fund		Select 20 Growth Fund
		For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016
IS Class:
Shares sold	977,994	1,057,328	572,205	119,258
Shares issued in reinvestment
of distributions	1,979,113	2,992,140	—	2,190,914
Shares redeemed-in-kind	—	(1,496,782)	—	—
Shares redeemed	(6,234,197)	(7,430,379)	(7,912,000)	(1,064,214)
Net increase (decrease)	(3,277,090)	(4,877,693)	(7,339,795)	1,245,958
Institutional Class(1):
Shares sold	8,587	3,541	—	—
Shares issued in reinvestment
of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Net increase	8,587	3,541	—	—
Investor Class(2):
Shares sold	—	3,541	—	—
Shares issued in reinvestment
of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Net increase	—	3,541	—	—
Net increase (decrease)
in capital shares	(3,268,503)	(4,870,611)	(7,339,795)	1,245,958

(1)	Inception date of the Institutional Class for the Large-Cap Growth Fund was September 19, 2016.
(2)	Inception date of the Investor Class for the Large-Cap Growth Fund was September 19, 2016.

Jackson Square Funds

Notes to the Financial Statements – Continued
October 31, 2017

	SMID-Cap Growth Fund
		For the
	Year Ended	Year Ended
	October 31, 2017	October 31, 2016
IS Class:
Shares sold	4,076,602	1,337,754
Shares issued in reinvestment
of distributions	23,052	363,572
Shares redeemed	(707,683)	(302,278)
Net increase	3,391,971	1,399,048
Institutional Class(1):
Shares sold	5,451,161	2,082,813
Shares issued in connection
with acquisition (Note 1)	—	3,304,882
Shares issued in reinvestment
of distributions	29,012	—
Shares redeemed	(630,484)	(326,859)
Net increase	4,849,689	5,060,836
Investor Class(2):
Shares sold	255,580	2,803
Shares issued in reinvestment
of distributions	30	—
Shares redeemed	(26,772)	—
Net increase	228,838	2,803
Net increase in capital shares	8,470,498	6,462,687

(1)	Inception date of the Institutional Class for the SMID-Cap Growth Fund was September 16, 2016.
(2)	Inception date of the Investor Class for the SMID-Cap Growth Fund was September 19, 2016.

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by Fund for the year ended October 31, 2017, were as follows:

	U.S. Government Securities		Other
Fund	Purchases	Sales	Purchases	Sales
All-Cap Growth Fund	$—	$—	$3,355,393	$2,299,281
Global Growth Fund	—	—	6,048,875	2,551,813
Large-Cap Growth Fund	—	—	42,692,082	114,604,753
Select 20 Growth Fund	—	—	25,325,868	77,440,350
SMID-Cap Growth Fund	—	—	207,645,324	59,890,327

Jackson Square Funds

Notes to the Financial Statements – Continued
October 31, 2017

8.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at October 31, 2017, were as follows:

	Aggregate Gross	Aggregate Gross	Net	Federal Income
Fund	Appreciation	Depreciation	Appreciation	Tax Cost
All-Cap Growth Fund	$862,156	$(130,485)	$731,671	$3,864,314
Global Growth Fund	1,902,519	(146,037)	1,756,482	7,458,391
Large-Cap Growth Fund	42,282,898	(6,493,449)	35,789,449	119,972,577
Select 20 Growth Fund	12,628,703	(1,707,939)	10,920,764	23,201,614
SMID-Cap Growth Fund	77,933,133	(15,082,279)	62,850,854	315,564,413

The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the deferral of wash sale losses.

At October 31, 2017, the Funds’ most recently completed fiscal year end, the components of accumulated earnings (deficit) on a tax-basis were as follows:

	Undistributed	Undistributed	Other		Total
	Ordinary	Long Term	Accumulated	Unrealized	Accumulated
Fund	Income	Capital Gains	Gains (Losses)	Appreciation	Earnings
All-Cap Growth Fund	$—	$8,332	$(11,609)	$731,671	$728,394
Global Growth Fund	183,966	—	11	1,756,482	1,940,459
Large-Cap Growth Fund	1,351,386	15,648,024	—	35,789,449	52,788,859
Select 20 Growth Fund	—	11,244,442	(143,593)	10,920,764	22,021,613
SMID-Cap Growth Fund	6,612	2,171,267	(89,958)	62,850,854	64,938,775

As of October 31, 2017, the Funds had no capital loss carryovers. During the year ended October 31, 2017, the Select 20 Growth Fund utilized $783,421 in short-term capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Funds’ taxable year subsequent to October 31. For the taxable year ended October 31, 2017, the All-Cap Growth Fund, Select 20 Growth Fund and SMID-Cap Growth Fund deferred, on a tax basis, late year ordinary losses of $11,601, $143,596, and $87,133, respectively.

The tax character of distributions paid during the year ended October 31, 2017, was as follows:

Fund	Ordinary Income*	Long Term Capital Gains	Total
All-Cap Growth Fund	$1,261	$—	$1,261
Global Growth Fund	—	—	—
Large-Cap Growth Fund	535,158	25,091,641	25,626,799
Select 20 Growth Fund	—	—	—
SMID-Cap Growth Fund	239,264	726,152	965,416

*	For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

Jackson Square Funds

Notes to the Financial Statements – Continued
October 31, 2017

The tax character of distributions paid during the year ended October 31, 2016, was as follows:

Fund	Ordinary Income*	Long Term Capital Gains**	Total
All-Cap Growth Fund	$—	$—	$—
Global Growth Fund	—	—	—
Large-Cap Growth Fund	2,030,228	43,398,450	45,428,678
Select 20 Growth Fund	73,016	16,564,266	16,637,282
SMID-Cap Growth Fund	466,758	6,371,906	6,838,664

*	For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**
The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(C), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2016.

9.  LINE OF CREDIT

Effective May 1, 2017, the Large-Cap Growth Fund, Select 20 Growth Fund, and SMID-Cap Growth Fund (collectively, the “Funds”) established an unsecured line of credit (“LOC”) in the amount of $25,000,000, or 15% of a Fund’s market value, or 33.33% of the fair value of a Fund’s investments, whichever is less. The LOC matures, unless renewed on July 26, 2018. The LOC is intended to provide short-term financing, if necessary, subject to certain restrictions and covenants in connection with shareholder redemptions. The credit facility is with the Custodian. Interest is charged at the prime rate. The interest rate during the period was between 4.00% and 4.25%. The Funds have authorized the Custodian to charge any of the accounts of the Funds subject to the agreement for any missed payments. For the period ended October 31, 2017, the Large-Cap Growth Fund and SMID-Cap Growth Fund did not have any borrowings under the LOC. The weighted average interest rate paid on outstanding borrowings for the Select 20 Growth Fund was 4.00%. For the period ended October 31, 2017, the Select 20 Growth Fund’s LOC activity was as follows:

	Average	Amount Outstanding	Interest	Maximum	Date of Maximum
LOC Agent	Borrowings	as of October 31, 2017	Expense	Borrowing	Borrowing
U.S. Bank N.A.	$1,644	$—	$66	$200,000	May 8, 2017

10.  SECTOR RISKS

As of October 31, 2017, each Fund had a significant portion of their assets invested in the technology sector. The technology sector may be more sensitive to changes in domestic and international competition, economic cycles, financial resources, personnel availability, rapid innovation and intellectual property issues.

As of October 31, 2017, the Large-Cap Growth Fund, Select 20 Growth Fund, and SMID-Cap Growth Fund had a significant portion of their assets invested in the financial services sector. The financials services sector may be more sensitive to changes in governmental regulation, interest rates, domestic and international economies, loan losses, price competition and industry consolidation.

Jackson Square Funds

Notes to the Financial Statements – Continued
October 31, 2017

11.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of October 31, 2017, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Fund	Shareholder	Percent of Shares Held
Global Growth Fund	Charles Schwab	39.85%
Select 20 Growth Fund	Market Street Actively Managed Fund	74.57%
SMID-Cap Growth Fund	National Financial Services	28.74%

12.  SUBSEQUENT EVENTS

On November 22, 2017, the Select 20 Growth Fund paid a long-term capital gain distribution in the amount of $11,244,462, or $2.70902 per share.

On November 28, 2017, Market Street Actively Managed Fund redeemed approximately 80.28% of the Select 20 Growth Fund’s outstanding shares which left the Fund with approximately 1,229,168 shares outstanding or $6,200,920 in net assets.  The fair value of securities redeemed was $25,497,525 which resulted in a net realized gain of $9,095,016.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

Jackson Square Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders of Jackson Square Funds and
Board of Trustees of Managed Portfolio Series

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Jackson Square All-Cap Growth Fund, Jackson Square Global Growth Fund, Jackson Square Large-Cap Growth Fund, Jackson Square Select 20 Growth Fund, and Jackson Square SMID-Cap Growth Fund (“Jackson Square Funds” or the “Funds”), each a series of Managed Portfolio Series, as of October 31, 2017, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The Funds’ financial highlights for the years ended prior to October 31, 2016, were audited by other auditors whose report dated December 18, 2015, expressed an unqualified opinion on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Jackson Square Funds as of October 31, 2017, the results of their operations for the year ended, and the changes in their net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 21, 2017

Jackson Square Funds

Additional Information (Unaudited)
October 31, 2017

TRUSTEES AND OFFICERS

		Term of	Number of		Other
		Office and	Portfolios		Directorships
	Position(s)	Length of	in Trust		Held by
Name, Address and	Held with	Time	Overseen	Principal Occupation(s)	Trustee During
Year of Birth	the Trust	Served	by Trustee	During the Past Five Years	the Past Five Years
Independent Trustees

Leonard M. Rush, CPA	Lead	Indefinite	36	Retired, Chief Financial Officer,	Independent Trustee,
615 E. Michigan St.	Independent	Term; Since		Robert W. Baird & Co. Incorporated	ETF Series Solutions
Milwaukee, WI 53202	Trustee	April 2011		(2000-2011).	(21 Portfolios)
Year of Birth: 1946	and Audit				(2012-Present);
	Committee				Director, Anchor
	Chairman				Bancorp Wisconsin,
Inc. (2011-2013)

David A. Massart	Trustee	Indefinite	36	Co-Founder and Chief Investment	Independent Trustee,
615 E. Michigan St.	and	Term; Since		Strategist, Next Generation Wealth	ETF Series Solutions
Milwaukee, WI 53202	Valuation	April 2011		Management, Inc. (2005-Present).	(21 Portfolios)
Year of Birth: 1967	Committee				(2012-Present)
Chairman

David M. Swanson	Trustee	Indefinite	36	Founder and Managing Principal,	Independent Trustee,
615 E. Michigan St.		Term; Since		SwanDog Strategic Marketing,	ALPS Variable
Milwaukee, WI 53202		April 2011		LLC (2006-Present);	Investment Trust
Year of Birth: 1957					(11 Portfolios)
(2006-Present);
Independent Trustee,
RiverNorth
Opportunities
Closed-End Fund
(2015-Present)
Interested Trustee

Robert J. Kern*	Chairman,	Indefinite	36	Executive Vice President, U.S. Bancorp	None
615 E. Michigan St.	and Trustee	Term; Since		Fund Services, LLC (1994-Present).
Milwaukee, WI 53202		January 2011
Year of Birth: 1958

Officers

James R. Arnold	President and	Indefinite	N/A	Senior Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Principal	Term, Since		Fund Services, LLC (2002-Present).
Milwaukee, WI 53202	Executive	January 2011
Year of Birth: 1957	Officer

Deborah Ward	Vice President,	Indefinite	N/A	Senior Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Chief	Term; Since		Fund Services, LLC (2004-Present).
Milwaukee, WI 53202	Compliance	April 2013
Year of Birth: 1966	Officer and
Anti-Money
Laundering
Officer

*
Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he was an interested person of Quasar Distributors, LLC, the Funds’ principal underwriter. See Note 4.

Jackson Square Funds

Additional Information (Unaudited) – Continued
October 31, 2017

		Term of	Number of		Other
		Office and	Portfolios		Directorships
	Position(s)	Length of	in Trust		Held by
Name, Address and	Held with	Time	Overseen	Principal Occupation(s)	Trustee During
Year of Birth	the Trust	Served	by Trustee	During the Past Five Years	the Past Five Years
Brian R. Wiedmeyer	Treasurer and	Indefinite	N/A	Vice President, U.S. Bancorp Fund	N/A
615 E. Michigan St.	Principal	Term; Since		Services, LLC (2005-Present).
Milwaukee, WI 53202	Financial	January 2011
Year of Birth: 1973	Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	N/A	Senior Vice President and Counsel,	N/A
615 E. Michigan St.		Term; Since		U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202		August 2015		(2006-Present).
Year of Birth: 1965

Thomas A. Bausch, Esq.	Assistant	Indefinite	N/A	Assistant Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Secretary	Term; Since		Fund Services, LLC (2016-Present);
Milwaukee, WI 53202		May 2016		Associate, Godfrey & Kahn S.C.
Year of Birth: 1979				(2012-2016)

Ryan L. Roell	Assistant	Indefinite	N/A	Assistant Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Treasurer	Term; Since		Fund Services, LLC (2005-Present)
Milwaukee, WI 53202		September 2012
Year of Birth: 1973

Benjamin Eirich	Assistant	Indefinite	N/A	Assistant Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Treasurer	Term; Since		Fund Services, LLC (2008-Present)
Milwaukee, WI 53202		May 2016
Year of Birth: 1981

Doug Schafer	Assistant	Indefinite	N/A	Assistant Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Treasurer	Term; Since		Fund Services, LLC (2002-Present)
Milwaukee, WI 53202		May 2016
Year of Birth: 1970

Jackson Square Funds

Additional Information (Unaudited) – Continued
October 31, 2017

AVAILABILITY OF FUND PORTFOLIO INFORMATION

Each Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  Each Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, each Fund’s Form N-Q is available without charge upon request by calling 1-844-577-3863.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-844-577-3863.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-844-577-3863, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended October 31, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund
All-Cap Growth Fund	100.00%
Large-Cap Growth Fund	99.41%
SMID-Cap Growth Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2017, was as follows:

Fund
All-Cap Growth Fund	100.00%
Large-Cap Growth Fund	99.20%
SMID-Cap Growth Fund	100.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Fund
All-Cap Growth Fund	0.00%
Large-Cap Growth Fund	0.00%
SMID-Cap Growth Fund	0.00%

Jackson Square Funds

Privacy Notice (Unaudited)

The Funds collect only relevant information about you that the law allows or requires them to have in order to conduct their business and properly service you.  The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about their shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds.  If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds.  All shareholder records will be disposed of in accordance with applicable law.  The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires their third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Jackson Square Funds

Disclosures

The materials provided herein are for general information purposes only and may not be copied or redistributed without JSP’s prior consent.  The views expressed represent JSP’s assessment of the strategy and market environment as of the date identified herein and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice. The information in this presentation, including statements concerning financial markets is based on current market conditions, which will fluctuate and may be superseded by subsequent market events or for other reasons.

Opinions expressed are those of Jackson Square Partners, LLC and are subject to change, are not guaranteed and should not be considered investment advice.

Holdings are as of the date provided and subject to change.  Please note that where a partial list of holdings has been provided, a full list is available upon request.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. With the exception of the All-Cap Growth Fund, the Funds are non-diversified meaning they may concentrate their assets in fewer individual holdings than a diversified fund. Therefore each Fund is more exposed to individual stock volatility than a diversified fund. Small- and Mid-capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies. Investments in foreign securities involve greater volatility and political economic and currency risks and differences in accounting methods. These risks are greater in emerging and frontier markets. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. Investments in Real Estate Investment Trusts (REITs) involve additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars. The value of the foreign currency may increase or decrease against the value of the U.S. dollar, which may impact the value of the Fund’s portfolio holdings and your investment. Other countries may adopt economic policies and/or currency exchange controls that affect their currency valuations in a manner that is disadvantageous to U.S. investors and companies. From time to time, the trading market for a particular security or type of security in which the Funds invest may become less liquid or even illiquid.

Russell 1000® Growth Index. Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.  The index is unmanned and an investment cannot be made into the index.

Russell 2500® Growth Index. The Russell 2500® Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500® companies with higher price-to-book ratios and higher forecasted growth values.  The index is unmanned and an investment cannot be made into the index.

Russell 3000® Growth Index. The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values.  The index is unmanned and an investment cannot be made into the index.

MSCI All Country World Index. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index designed to measure equity market performance across developed markets world-wide. Index “net” return reflects minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.  The index is unmanned and an investment cannot be made into the index.  The index is a service mark of MSCI Barra.  MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

For comparison purposes, the indices are fully invested and include the reinvestment of income. Index returns do not reflect management fees, transaction costs, or expenses. The indices are unmanaged, and one cannot invest directly in an index. Benchmark information contained herein has been obtained from third party sources believed to be reliable, but we cannot guarantee its accuracy or completeness.  All third-party marks are the property of their respective owners. All performance data regarding the indices are historical and are not indicative of future results, and there can be no assurance that these or comparable results will actually be achieved by the strategies or that the strategies’ investment objectives will be achieved.

This report must be preceded or accompanied by a prospectus.

Jackson Square Partners, LLC is the adviser to the Jackson Square Partner Funds, which are distributed by Quasar Distributors, LLC.

Investment Adviser
Jackson Square Partners, LLC
101 California Street, Suite 3750
San Francisco, California  94111

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

Custodian
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Administrator, Fund Accountant
And Transfer Agent
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, Wisconsin  53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio  44115

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania  19103

This report should be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the
Funds’ trustees and is available without charge upon request by calling 1-844-577-3863.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal years ended October 31, 2017 and October 31, 2016, the Funds’ principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2017	FYE 10/31/2016
Audit Fees	$65,500	$65,000
Audit-Related Fees	$0	$0
Tax Fees	$15,000	$15,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 10/31/2017	FYE 10/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2017	FYE 10/31/2016
Registrant	0%	0%
Registrant’s Investment Adviser	0%	0%

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Managed Portfolio Series

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date    January 3, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date    January 3, 2018

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date    January 3, 2018

* Print the name and title of each signing officer under his or her signature.